Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period	March-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconcilations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	5/11/2004

Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	38077

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	39,609,540	—			39,609,540	17,789,222	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	18,914,287				18,914,287	16,051,428	112,867,739	102,936,949
Interest Income/Other Income	1,073,149				1,073,149	632,000	4,691,078	632,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(3,758,468)	2,804,148			(954,320)		(4,824,002)	—
							—	—
Total Receipts	16,228,969	2,804,148	—	—	19,033,117	16,683,428	112,748,710	103,568,949

Disbursements
Gross Payroll/Payroll Taxes		2,804,148			2,804,148	3,180,848	14,668,800	15,664,848
Sales, Use & Other Taxes					—		—	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	3,893,283				3,893,283	7,103,027	15,827,274	26,639,776
Loan Proceeds/Expenses Related To Loans/Insurance	8,133,869				8,133,869	9,347,757	53,696,499	59,026,231
Deposits to Lenders	—				—		2,500,000	2,500,000
Professional fees - Carve-out	354,032				354,032	800,000	3,568,883	4,900,000
US Trustee Quarterly Fees					—		—	200,000
Court Costs					—		—
Total Disbursements	12,381,184	2,804,148	—	—	15,185,332	20,431,632	90,261,456	108,930,855

Net Cash Flow
(Receipts less Disbursements)	3,847,785	—	—	—	3,847,785	(3,748,204)	22,487,254	(5,361,906)
Cash - End of Month	43,457,325	—	—	—	43,457,325	14,041,018	43,457,325	14,041,018

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	March-04	FOR INFORMATION PURPOSES ONLLY		JOINTLY ADMINISTERED
Monthly Court Report for		HOLDING COMPANY	HOLDING COMPANY		HOLDING GOMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	39,609,539.86	37,057,881.99	—	—	(123,723.51)	(3,641.82)	(40,913.21)		812,070.82	1,907,865.59

TICO Cash Collected	6,605,499.48	—		—	—	—	—		—	6,605,499.48
SM Cash Collected	9,240,845.14	—		—	—	—	—		9,240,845.14	—
TIG Cash Collected	975,722.86	—		—	975,722.86	—	—		—	—
TPF Cash Collected	1,317,191.31	—		—	—	—	1,317,191.31		—	—
TCL Cash Collected	775,028.43	—		—	—	775,028.43	—		—	—
Other Income Collected	1,073,149.40	32,825.43		—	—	—	10,070.34		518,419.51	511,834.12

SUBTOTAL	19,987,436.62	32,825.43	—	—	975,722.86	775,028.43	1,327,261.65	—	9,759,264.65	7,117,333.60

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(954,319.78)	7,496,727.92		—	(118,850.69)	14,883.95	(311,575.60)		(2,384,603.76)	(5,650,901.60)
	—			—		—	—		—	—

Total Cash Receipts and Transfers	19,033,116.84	7,529,553.35	—	—	856,872.17	789,912.38	1,015,686.05	—	7,374,660.89	1,466,432.00

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	6,945,480.77	—		—	—	761,801.81	893,379.08		4,122,411.15	1,167,888.73
Expenses related to Loans\Thaxton Insurance Group	1,188,388.39	—		—	546,160.74	45.58	94,249.84		248,979.85	298,952.38

Subtotal - Loans	8,133,869.16	—	—	—	546,160.74	761,847.39	987,628.92		4,371,391.00	1,466,841.11

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	55,462.51	—		—	984.00	—	—		53,385.71	1,092.80
Bank Charges	93,825.67	90,978.30		—	—	—	—		134.79	2,712.58
Claims Funding*	320,385.50	203,039.22		—	—	—	—		117,346.28	—
Company Auto	45,150.45	—		—	2,265.00	130.85	—		37,948.39	4,806.21
Computer Costs	52,032.44	9,430.50		—	8,826.60	23.90	1,511.00		19,039.57	13,200.87
Dues And Subscriptions	49,619.17	—		—	585.00	—	—		48,794.42	239.75
Employee Reimbursements - collections exp	66,689.62	—		—	449.00	—	—		—	66,240.62
Equipment Rental	50,212.91	23,138.82		—	4,929.15	—	—		4,072.29	18,072.65
Fixed Assets	48,863.02	34,713.44		—	4,457.36	—	—		9,995.22	(303.00)
Forms & Printing	41,630.40	971.00		—	—	—	2,078.32		35,254.15	3,326.93
Insurance	22,031.82	7,848.53		—	755.86	—	385.00		13,042.43	—
Meals & Entertainment	8,125.68	—		—	—	37.68	—		3,990.80	4,097.20
Miscellaneous	61,044.46	8,136.24		—	—	7,800.00	—		6,664.85	38,443.37
Office Expense	58,748.93	5,424.32		—	—	64.17	285.77		24,046.13	28,928.54
Postage	53,043.95	2,589.73		—	12,048.88	40.95	—		19,325.29	19,039.10
Prepaid Expenses	40,564.63	10,000.00		—	6,073.30	—	550.00		23,941.33	—
Prepaid Software ABS	11,034.77	—		—	5,611.59	—	—		—	5,423.18
Professional Fees-Ordinary Course	30,475.92	27,473.05		—	—	297.96	263.26		2,224.15	217.50
Rent	269,290.40	10,706.00		—	—	400.00	—		163,128.57	95,055.83
Repairs & Maintenance	18,665.67	315.00		—	—	—	—		16,994.29	1,356.38
Seminars & Meetings	44,168.38	1,635.96		—	—	—	—		42,032.42	500.00
Taxes & Licenses	120,519.32	80,276.05		—	—	—	1,200.00		30,486.83	8,556.44
Telephone	163,985.15	2,812.65		—	25.00	502.72	522.33		114,511.37	45,611.08
Temporary Agency Staff	31,785.27	6,626.50		—	396.00	—	—		7,726.51	17,036.26
Travel	31,261.19	2,185.89		—	6,844.84	—	—		9,979.97	12,250.49
Utilities	63,752.23	4,656.84		—	5,020.25	—	—		29,824.84	24,250.30
Interest to Finova	606,180.62	606,180.62		—	—	—	—		—	—
Payroll Paid TTG	1,072,679.27	36,260.98		—	203,642.82	15,124.94	8,112.15		—	809,538.38
Payroll Paid SMC	1,731,468.95	—		—	—	—	—		1,731,468.95	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	1,374,629.29	567,826.00		—	—	—	—		714,095.52	92,707.77
Bankruptcy Professionals	354,031.64	354,031.64		—	—	—	—		—	—
Other	(46.46)	—		—	—	—	—		(46.46)	—

Total Other Cash Disbursements	7,051,462.77	2,157,257.28	—	—	263,064.65	24,423.17	14,907.83		3,279,408.61	1,312,401.23

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	15,185,331.93	2,157,257.28	—	—	809,225.39	786,270.56	1,002,536.75		7,650,799.61	2,779,242.34

	43,457,324.77	42,430,178.06	—	—	(76,076.73)	—	(27,763.91)		535,932.10	595,055.25

BANK ACCOUNT RECONCILED BALANCES:	43,457,324.77	42,430,178.06			(76,076.73)	—	(27,763.91)		535,932.10	595,055.25

Iattest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn

Signature

Robert Dunn 5/11/04

Name and Date

President and Chief Restructuring Officer

Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP -Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182-03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	39,609,539.86		—	39,609,539.86

TICO Cash Collected	6,605,499.48	—	—	6,605,499.48
SM Cash Collected	9,240,845.14	—	—	9,240,845.14
TIG Cash Collected	975,722.86	—	—	975,722.86
TPF Cash Collected	1,317,191.31	—	—	1,317,191.31
TCL Cash Collected	775,028.43	—	—	775,028.43
Other Income Collected	1,073,149.40	—	—	1,073,149.40

SUBTOTAL	19,987,436.62	—	—	19,987,436.62

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,758,468.00)	2,804,148.22	—	(954,319.78)
	—	—	—	—

Total Cash Receipts and Transfers	16,228,968.62	2,804,148.22	—	19,033,116.84

Cash Disbursements - Loans
Loan Proceeds Checks	6,945,480.77			6,945,480.77
Expenses related to Loans\Thaxton Insurance Group	1,188,388.39			1,188,388.39

Subtotal - Loans	8,133,869.16	—	—	8,133,869.16

	—
Cash Disbursements - Other	—
Advertising	55,462.51		—	55,462.51
Bank Charges	93,825.67	—	—	93,825.67
Claims Funding*	320,385.50		—	320,385.50
Company Auto	45,150.45	—	—	45,150.45
Computer Costs	52,032.44	—	—	52,032.44
Dues And Subscriptions	49,619.17	—	—	49,619.17
Employee Reimbursements - collections exp	66,689.62	—	—	66,689.62
Equipment Rental	50,212.91	—	—	50,212.91
Fixed Assets	48,863.02	—	—	48,863.02
Forms & Printing	41,630.40	—	—	41,630.40
Insurance	22,031.82	—	—	22,031.82
Meals & Entertainment	8,125.68	—	—	8,125.68
Miscellaneous	61,044.46	—	—	61,044.46
Office Expense	58,748.93	—	—	58,748.93
Postage	53,043.95	—	—	53,043.95
Prepaid Expenses	40,564.63	—	—	40,564.63
Prepaid Software ABS	11,034.77	—	—	11,034.77
Professional Fees-Ordinary Course	30,475.92	—	—	30,475.92
Rent	269,290.40	—	—	269,290.40
Repairs & Maintenance	18,665.67	—	—	18,665.67
Seminars & Meetings	44,168.38	—	—	44,168.38
Taxes & Licenses	120,519.32	—	—	120,519.32
Telephone	163,985.15	—	—	163,985.15
Temporary Agency Staff	31,785.27	—	—	31,785.27
Travel	31,261.19	—	—	31,261.19
Utilities	63,752.23	—	—	63,752.23
Interest to Finova	606,180.62	—	—	606,180.62
Payroll Paid TTG	—	1,072,679.27	—	1,072,679.27
Payroll Paid SMC	—	1,731,468.95	—	1,731,468.95
Restructuring Officer	60,000.00	—	—	60,000.00
Credit Insurance Payments	1,374,629.29	—	—	1,374,629.29
Bankruptcy Professionals	354,031.64	—	—	354,031.64
Other	(46.46)	—	—	(46.46)

Total Other Cash Disbursements	4,247,314.55	2,804,148.22	—	7,051,462.77

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	12,381,183.71	2,804,148.22	—	15,185,331.93

	43,457,324.77	—	—	43,457,324.77

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,157,257.28

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for The Thaxton Group, Inc.			Case	#	03-13183	INACTIVE
Monthly Court Report for		March-04
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	WACHOVIA Modern Notes 657638367 2079900430042	Paragon, Inc
Beginning Cash Position	37,057,881.99	100,000.00	33,046,867.46	726,000.00	3,195,912.30	(7,090.80)	(9,470.95)	5,663.98

TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	32,825.43		32,825.43		—	—

SUBTOTAL	32,825.43	—	32,825.43	—	—	—	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,496,727.92	50,000.00	6,000,000.00	(63,482.48)	1,432,912.22	77,298.18
SUBTOTAL	32,825.43	—	32,825.43	—	—	—	—	—
	—
	—					—

Total Cash receipts	7,529,553.35	50,000.00	6,032,825.43	(63,482.48)	1,432,912.22	77,298.18	—	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	90,978.30	8.34	40.61		92,243.11		(1,313.76)
Claims Funding*	203,039.22				203,039.22
Company Auto	—				—
Computer Costs	9,430.50				9,430.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	23,138.82				23,138.82
Fixed Assets	34,713.44				34,713.44
Forms & Printing	971.00				971.00
Insurance	7,848.53				7,848.53
Meals & Entertainment	—				—
Miscellaneous	8,136.24				8,136.24
Office Expense	5,424.32				5,424.32
Postage	2,589.73				2,589.73
Prepaid Expenses	10,000.00				10,000.00
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	27,473.05				27,473.05
Rent	10,706.00				10,706.00
Repairs & Maintenance	315.00				315.00
Roadgard	—				—
Seminars & Meetings	1,635.96				1,635.96
Taxes & Licenses	80,276.05				80,276.05
Telephone	2,812.65				2,812.65
Temporary Agency Staff	6,626.50				6,626.50
Travel	2,185.89				2,185.89
Utilities	4,656.84				4,656.84
Interest to Finova	606,180.62				606,180.62
Payroll Paid TTG	36,260.98				(37,989.00)	74,249.98
Payroll Paid SMC	—				—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	—				—
Credit Insurance Payments	567,826.00				567,826.00
Pre-Filing Prepays	—				—
Deposit to Lender	—				—
US Trustee	—				—
Bankruptcy Professionals	354,031.64				354,031.64
Other	—				—

Total Other Cash Disbursements	2,157,257.28	8.34	40.61	—	2,084,272.11	74,249.98	(1,313.76)	—

TOTAL ALL CASH DISBURSEMENTS	2,157,257.28	8.34	40.61	—	2,084,272.11	74,249.98	(1,313.76)	—

	42,430,178.06	149,991.66	39,079,652.28	662,517.52	2,544,552.41	(4,042.60)	(8,157.19)	5,663.98

Book Balance per bank rec.	42,430,178.06	149,991.66	39,079,652.28	662,517.52	2,544,552.41	(4,042.60)	(8,157.19)	5,663.98
	—				—			—

THE THAXTON GROUP Cash Disbursements for The Thaxton Group, Inc.	Case	#	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	37,057,881.99	—	—	37,057,881.99

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	32,825.43	—	—	32,825.43

SUBTOTAL	32,825.43	—	—	32,825.43

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,496,727.92	—	—	7,496,727.92
			—	—
	—	—	—	—

Total Cash receipts	7,529,553.35	—	—	7,529,553.35

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	90,978.30	—	—	90,978.30
Claims Funding*	203,039.22	—	—	203,039.22
Company Auto	—	—	—	—
Computer Costs	9,430.50	—	—	9,430.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	23,138.82	—	—	23,138.82
Fixed Assets	34,713.44	—	—	34,713.44
Forms & Printing	971.00	—	—	971.00
Insurance	7,848.53	—	—	7,848.53
Meals & Entertainment	—	—	—	—
Miscellaneous	8,136.24	—	—	8,136.24
Office Expense	5,424.32	—	—	5,424.32
Postage	2,589.73	—	—	2,589.73
Prepaid Expenses	10,000.00	—	—	10,000.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	27,473.05	—	—	27,473.05
Rent	10,706.00	—	—	10,706.00
Repairs & Maintenance	315.00	—	—	315.00
Roadgard	—	—	—	—
Seminars & Meetings	1,635.96	—	—	1,635.96
Taxes & Licenses	80,276.05	—	—	80,276.05
Telephone	2,812.65	—	—	2,812.65
Temporary Agency Staff	6,626.50	—	—	6,626.50
Travel	2,185.89	—	—	2,185.89
Utilities	4,656.84	—	—	4,656.84
Interest to Finova	606,180.62	—	—	606,180.62
Payroll Paid TTG	(37,989.00)	74,249.98	—	36,260.98
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	567,826.00	—	—	567,826.00
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	354,031.64	—	—	354,031.64
Other	—	—	—	—

Total Other Cash Disbursements	2,083,007.30	74,249.98	—	2,157,257.28

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,083,007.30	74,249.98	—	2,157,257.28

	42,504,428.04	(74,249.98)	—	42,430,178.06

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Thaxton Operating Company			Case	#	03-13184	Case No.	01-10573
Monthly Court Report for		March-04
FED ID#	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—			—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,002,536.75
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,002,536.75

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO PREMIUM			03-13186	Case No.	03-13186
Monthly Court Report for		March-04
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(40,913.21)	(40,913.21)			(40,913.21)	—	—	(40,913.21)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	1,317,191.31	1,317,191.31			1,317,191.31	—	—	1,317,191.31
TCL Cash Collected	—				—	—	—	—
Other Income Collected	10,070.34	10,070.34			10,070.34	—	—	10,070.34

SUBTOTAL	1,327,261.65	1,327,261.65	—		1,327,261.65	—	—	1,327,261.65

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(311,575.60)	(319,687.75)	8,112.15		(319,687.75)	8,112.15	—	(311,575.60)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,015,686.05	1,007,573.90	8,112.15		1,007,573.90	8,112.15	—	1,015,686.05

Cash Disbursements - Loans
Loan Proceeds Checks	893,379.08	893,379.08			893,379.08	—	—	893,379.08
Expenses related to Loans	94,249.84	94,249.84			94,249.84	—	—	94,249.84

Subtotal - Loans	987,628.92	987,628.92	—		987,628.92			987,628.92

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	1,511.00	1,511.00			1,511.00	—	—	1,511.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	2,078.32	2,078.32			2,078.32	—	—	2,078.32
Insurance	385.00	385.00			385.00	—	—	385.00
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	285.77	285.77			285.77	—	—	285.77
Postage	—	—			—	—	—	—
Prepaid Expenses	550.00	550.00			550.00	—	—	550.00
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	263.26	263.26			263.26	—	—	263.26
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	1,200.00	1,200.00			1,200.00	—	—	1,200.00
Telephone	522.33	522.33			522.33	—	—	522.33
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	8,112.15		8,112.15		—	8,112.15	—	8,112.15
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	14,907.83	6,795.68	8,112.15	—	6,795.68	8,112.15	—	14,907.83

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,002,536.75	994,424.60	8,112.15		994,424.60	8,112.15	—	1,002,536.75

	(27,763.91)	(27,763.91)	—		(27,763.91)	—	—	(27,763.91)

Book Balance per bank rec.	(27,763.91)	(27,763.91)

In re	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXT ONGROUP Cash Disbursements for EAGLE			Case No.	03-13185	Case No.	03-13185
Monthly Court Report for		March-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	809,225.39
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$809,225.39

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Thaxton Insurance Group		Case	#	03-13187	Case No.	03-13187
Monthly Court Report for	March-04
FED ID#	57-0926039

	Consolidated Totals	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(123,723.51)	3,628.85	5,490.33	(132,842.69)	—		(123,723.51)	—	—	(123,723.51)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	975,722.86			975,722.86			975,722.86	—	—	975,722.86
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	975,722.86	—	—	975,722.86	—	—	975,722.86	—	—	975,722.86

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(118,850.69)	(729.35)	(1,479.65)	(314,544.48)	197,902.79		(316,753.48)	197,902.79	—	(118,850.69)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	856,872.17	(729.35)	(1,479.65)	661,178.38	197,902.79	—	658,969.38	197,902.79	—	856,872.17

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	546,160.74			546,160.74			546,160.74			546,160.74

Subtotal - Loans	546,160.74	—	—	546,160.74	—		546,160.74	—	—	546,160.74

Cash Disbursements - Other
Advertising	984.00			984.00			984.00			984.00
Bank Charges	—			—			—	—	—	—
Claims Funding*	—			—			—			—
Company Auto	2,265.00			2,265.00			2,265.00	—	—	2,265.00
Computer Costs	8,826.60			8,826.60			8,826.60	—	—	8,826.60
Dues And Subscriptions	585.00			585.00			585.00	—	—	585.00
Employee Reimbursements - collections exp	449.00			449.00			449.00	—	—	449.00
Equipment Rental	4,929.15			4,929.15			4,929.15	—	—	4,929.15
Fixed Assets	4,457.36			4,457.36			4,457.36	—	—	4,457.36
Forms & Printing	—			—			—	—	—	—
Insurance	755.86			755.86			755.86	—	—	755.86
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	12,048.88			12,048.88			12,048.88	—	—	12,048.88
Prepaid Expenses	6,073.30			6,073.30			6,073.30	—	—	6,073.30
Prepaid Software ABS	5,611.59			5,611.59			5,611.59	—	—	5,611.59
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	150.00			150.00			150.00	—	—	150.00
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	25.00			25.00			25.00	—	—	25.00
Temporary Agency Staff	396.00			396.00			396.00	—	—	396.00
Travel	6,844.84			6,844.84			6,844.84	—	—	6,844.84
Utilities	5,020.25			5,020.25			5,020.25	—	—	5,020.25
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	203,642.82			5,740.03	197,902.79		5,740.03	197,902.79	—	203,642.82
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	263,064.65	—	—	65,161.86	197,902.79		65,161.86	197,902.79	—	263,064.65

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	809,225.39	—	—	611,322.60	197,902.79		611,322.60	197,902.79	—	809,225.39

	(76,076.73)	2,899.50	4,010.68	(82,986.91)	—		(76,076.73)	—	—	(76,076.73)

Book Balance per bank rec.	(76,076.73)	2,899.50	4,010.68	(82,986.91)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	786,270.56
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$786,270.56

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Thaxton Commerical Lending		Case	#	03-13188	Case No.	03-13188
Monthly Court Report for	March-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(3,641.82)	(3,641.82)		(3,641.82)	—	—	(3,641.82)

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	775,028.43	775,028.43		775,028.43	—	—	775,028.43
Other Income Collected	—			—	—	—	—

SUBTOTAL	775,028.43	775,028.43	—	775,028.43	—	—	775,028.43

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,883.95	(240.99)	15,124.94	(240.99)	15,124.94	—	14,883.95
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	789,912.38	774,787.44	15,124.94	774,787.44	15,124.94	—	789,912.38

Cash Disbursements - Loans
Loan Proceeds Checks	761,801.81	761,801.81		761,801.81			761,801.81
Expenses related to Loans	45.58	45.58		45.58			45.58

Subtotal - Loans	761,847.39	761,847.39	—	761,847.39			761,847.39

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	130.85	130.85		130.85	—	—	130.85
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	37.68	37.68		37.68	—	—	37.68
Miscellaneous	7,800.00	7,800.00		7,800.00	—	—	7,800.00
Office Expense	64.17	64.17		64.17	—	—	64.17
Postage	40.95	40.95		40.95	—	—	40.95
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	297.96	297.96		297.96	—	—	297.96
Rent	400.00	400.00		400.00	—	—	400.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	502.72	502.72		502.72	—	—	502.72
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	15,124.94		15,124.94	—	15,124.94	—	15,124.94
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	24,423.17	9,298.23	15,124.94	9,298.23	15,124.94	—	24,423.17

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	786,270.56	771,145.62	15,124.94	771,145.62	15,124.94	—	786,270.56

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Paragon, Inc. - Inactive Company			Case	#	03-13189	Case No.	03-13189
Monthly Court Report for		March-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	March-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	1,907,865.59	84,058.81	—	370,683.97	765,846.74	—	872,319.80	5,334.27	—	105,106.10	(295,484.10)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	6,605,499.48	171,942.32	221,146.07	855,922.63	598,044.68	417,522.78	1,506,157.13	—	2,592,572.71	242,191.16	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	511,834.12	9,860.99	9,559.76	35,652.73	44,644.88	64,492.84	144,110.33	—	189,947.83	13,564.76	—

SUBTOTAL	7,117,333.60	181,803.31	230,705.83	891,575.36	642,689.56	482,015.62	1,650,267.46	—	2,782,520.54	255,755.92	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,650,901.60)	(100,338.11)	(171,337.13)	(639,522.19)	(741,403.67)	(262,330.01)	(1,947,099.67)	3,616.60	(1,951,839.81)	(192,886.65)	352,239.04
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,466,432.00	81,465.20	59,368.70	252,053.17	(98,714.11)	219,685.61	(296,832.21)	3,616.60	830,680.73	62,869.27	352,239.04

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,167,888.73	102,157.91	23,887.00	242,104.55	128,261.27	108,174.03	157,215.61	—	343,229.27	62,859.09	—
Expenses related to Loans	298,952.38	4,616.94	2,867.24	24,693.66	11,936.01	67,021.67	28,505.25	—	153,605.85	5,705.76	—

Subtotal - Loans	1,466,841.11	106,774.85	26,754.24	266,798.21	140,197.28	175,195.70	185,720.86	—	496,835.12	68,564.85	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	1,092.80	66.00	101.80	—	325.00	600.00	—	—	—	—	—
Bank Charges	2,712.58	—	—	795.79	416.85	—	124.76	61.45	1,210.00	75.73	28.00
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	4,806.21	—	—	—	—	—	—	—	535.30	—	4,270.91
Computer Costs	13,200.87	736.09	107.10	984.30	5,979.14	688.38	1,106.39	—	3,345.07	—	254.40
Dues And Subscriptions	239.75	—	—	—	122.25	—	30.00	—	—	87.50	—
Employee Reimbursements - collections exp	66,240.62	738.92	1,338.45	15,893.25	4,018.09	445.04	29,596.56	—	10,736.85	3,473.46	—
Equipment Rental	18,072.65	—	—	3,262.68	7,549.92	251.70	3,404.39	—	2,380.68	615.08	608.20
Fixed Assets	(303.00)	—	—	—	(1,392.00)	—	—	—	—	—	1,089.00
Forms & Printing	3,326.93	—	194.06	353.29	438.06	223.40	358.19	—	704.13	111.14	944.66
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	4,097.20	—	—	11.20	—	17.04	37.00	—	—	—	4,031.96
Miscellaneous	38,443.37	70.00	64.41	922.95	36,641.49	—	189.60	—	490.62	43.10	21.20
Office Expense	28,928.54	715.85	1,763.18	4,027.05	3,583.86	1,985.24	4,552.78	—	9,462.00	1,424.83	1,413.75
Postage	19,039.10	981.02	247.73	2,755.22	1,634.44	131.92	2,301.67	—	2,152.28	742.95	8,091.87
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	5,423.18	236.66	236.66	1,064.97	—	236.66	946.64	—	2,129.94	354.99	216.66
Professional Fees-Ordinary Course	217.50	—	32.50	10.00	77.50	—	—	—	65.00	32.50	—
Rent	95,055.83	1,050.00	4,306.67	15,554.05	15,836.43	4,556.86	12,168.42	—	32,257.40	6,120.00	3,206.00
Repairs & Maintenance	1,356.38	36.90	—	344.40	—	110.00	800.08	—	65.00	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	500.00	—	—	—	—	—	—	—	—	—	500.00
Taxes & Licenses	8,556.44	160.00	1,144.90	1,432.15	45.00	—	(1.88)	—	4,842.58	—	933.69
Telephone	45,611.08	993.64	1,465.96	4,608.39	3,416.60	1,256.31	8,594.00	—	14,939.42	2,515.79	7,820.97
Temporary Agency Staff	17,036.26	—	791.23	—	2,645.93	1,605.12	3,235.05	—	2,696.53	—	6,062.40
Travel	12,250.49	—	19.84	108.81	13.02	2.00	233.08	—	50.53	65.41	11,757.80
Utilities	24,250.30	963.31	601.11	3,393.20	4,526.78	1,064.86	2,929.85	—	8,952.84	1,150.02	668.33
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	809,538.38	13,471.68	17,612.53	76,920.09	242,072.65	25,160.48	63,400.63	8,889.42	212,044.90	26,164.15	123,801.85
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	92,707.77	5,474.03	2,586.33	29,995.81	11,373.11	6,154.90	9,914.94	—	24,784.54	2,424.11	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	1,312,401.23	25,694.10	32,614.46	162,437.60	339,324.12	44,489.91	143,922.15	8,950.87	333,845.61	45,400.76	175,721.65

TOTAL ALL CASH DISBURSEMENTS	2,779,242.34	132,468.95	59,368.70	429,235.81	479,521.40	219,685.61	329,643.01	8,950.87	830,680.73	113,965.61	175,721.65

			—	—	—	—	—	—	—	—	—

	595,055.25	33,055.06	—	193,501.33	187,611.23	—	245,844.58	—	—	54,009.76	(118,966.71)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	595,055.25	33,055.06	—	193,501.33	187,611.23	—	245,844.58	0.00	—	54,009.76	(118,966.71)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	1,907,865.59	—	—	1,907,865.59

		—	—	—
TICO Cash Collected	6,605,499.48	—	—	6,605,499.48
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	511,834.12	—	—	511,834.12

SUBTOTAL	7,117,333.60	—	—	7,117,333.60

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(6,460,439.98)	809,538.38	—	(5,650,901.60)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	656,893.62	809,538.38	—	1,466,432.00

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	1,167,888.73			1,167,888.73
Expenses related to Loans	298,952.38			298,952.38

Subtotal - Loans	1,466,841.11			1,466,841.11

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	1,092.80			1,092.80
Bank Charges	2,712.58	—	—	2,712.58
Claims Funding*	—			—
Company Auto	4,806.21	—	—	4,806.21
Computer Costs	13,200.87	—	—	13,200.87
Dues And Subscriptions	239.75	—	—	239.75
Employee Reimbursements - collections exp	66,240.62	—	—	66,240.62
Equipment Rental	18,072.65	—	—	18,072.65
Fixed Assets	(303.00)	—	—	(303.00)
Forms & Printing	3,326.93	—	—	3,326.93
Insurance	—	—	—	—
Meals & Entertainment	4,097.20	—	—	4,097.20
Miscellaneous	38,443.37	—	—	38,443.37
Office Expense	28,928.54	—	—	28,928.54
Postage	19,039.10	—	—	19,039.10
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	5,423.18	—	—	5,423.18
Professional Fees-Ordinary Course	217.50	—	—	217.50
Rent	95,055.83	—	—	95,055.83
Repairs & Maintenance	1,356.38	—	—	1,356.38
Roadgard	—	—	—	—
Seminars & Meetings	500.00	—	—	500.00
Taxes & Licenses	8,556.44	—	—	8,556.44
Telephone	45,611.08	—	—	45,611.08
Temporary Agency Staff	17,036.26	—	—	17,036.26
Travel	12,250.49	—	—	12,250.49
Utilities	24,250.30	—	—	24,250.30
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	809,538.38	—	809,538.38
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	92,707.77	—	—	92,707.77
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	502,862.85	809,538.38	—	1,312,401.23

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,969,703.96	809,538.38	—	2,779,242.34

	595,055.25	—	—	595,055.25

Book Balance per bank rec.

THE THAXTON GROUP SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014825101	Case No.
Monthly Court Report for	March-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(295,484.10)	—	—							(295,484.10)	(295,484.10)	—	—	(295,484.10)

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,145,203.59	118,997.27	41,756.17	351,733.08	237,100.86	194,525.13	266,292.33	618,635.83	87,725.73	228,437.19	2,145,203.59	—	—	2,145,203.59
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	2,145,203.59	118,997.27	41,756.17	351,733.08	237,100.86	194,525.13	266,292.33	618,635.83	87,725.73	228,437.19	2,145,203.59	—	—	2,145,203.59

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	1,167,888.73	102,157.91	23,887.00	242,104.55	128,261.27	108,174.03	157,215.61	343,229.27	62,859.09		1,167,888.73			1,167,888.73
Expenses related to Loans	298,952.38	4,616.94	2,867.24	24,693.66	11,936.01	67,021.67	28,505.25	153,605.85	5,705.76		298,952.38			298,952.38

Subtotal - Loans	1,466,841.11	106,774.85	26,754.24	266,798.21	140,197.28	175,195.70	185,720.86	496,835.12	68,564.85	—	1,466,841.11			1,466,841.11

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	1,142.75	66.00	101.80	—	325.00	600.00	49.95				1,142.75			1,142.75
Bank Charges	1,431.72	—	—	—	68.96	—	124.76	1,210.00	—	28.00	1,431.72	—	—	1,431.72
Claims Funding*	—										—			—
Company Auto	4,806.21	—	—	—	—	—	—	535.30	—	4,270.91	4,806.21	—	—	4,806.21
Computer Costs	13,200.87	736.09	107.10	984.30	5,979.14	688.38	1,106.39	3,345.07	—	254.40	13,200.87	—	—	13,200.87
Dues And Subscriptions	239.75	—	—	—	122.25	—	30.00	—	87.50	—	239.75	—	—	239.75
Employee Reimbursements—collections exp	66,240.62	738.92	1,338.45	15,893.25	4,018.09	445.04	29,596.56	10,736.85	3,473.46	—	66,240.62	—	—	66,240.62
Equipment Rental	18,072.65	—	—	3,262.68	7,549.92	251.70	3,404.39	2,380.68	615.08	608.20	18,072.65	—	—	18,072.65
Fixed Assets	(303.00)	—	—	—	(1,392.00)	—	—	—	—	1,089.00	(303.00)	—	—	(303.00)
Forms & Printing	3,326.93	—	194.06	353.29	438.06	223.40	358.19	704.13	111.14	944.66	3,326.93	—	—	3,326.93
Insurance	—										—	—	—	—
Meals & Entertainment	4,097.20	—	—	11.20	—	17.04	37.00	—	—	4,031.96	4,097.20	—	—	4,097.20
Miscellaneous	38,443.37	70.00	64.41	922.95	36,641.49	—	189.60	490.62	43.10	21.20	38,443.37	—	—	38,443.37
Office Expense	28,928.54	715.85	1,763.18	4,027.05	3,583.86	1,985.24	4,552.78	9,462.00	1,424.83	1,413.75	28,928.54	—	—	28,928.54
Postage	19,039.10	981.02	247.73	2,755.22	1,634.44	131.92	2,301.67	2,152.28	742.95	8,091.87	19,039.10	—	—	19,039.10
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	5,423.18	236.66	236.66	1,064.97	—	236.66	946.64	2,129.94	354.99	216.66	5,423.18	—	—	5,423.18
Professional Fees-Ordinary Course	217.50	—	32.50	10.00	77.50	—	—	65.00	32.50	—	217.50	—	—	217.50
Rent	95,055.83	1,050.00	4,306.67	15,554.05	15,836.43	4,556.86	12,168.42	32,257.40	6,120.00	3,206.00	95,055.83	—	—	95,055.83
Repairs & Maintenance	1,356.38	36.90	—	344.40	—	110.00	800.08	65.00	—	—	1,356.38	—	—	1,356.38
Roadgard	—										—	—	—	—
Seminars & Meetings	500.00									500.00	500.00	—	—	500.00
Taxes & Licenses	8,556.44	160.00	1,144.90	1,432.15	45.00	—	(1.88)	4,842.58	—	933.69	8,556.44	—	—	8,556.44
Telephone	45,611.08	993.64	1,465.96	4,608.39	3,416.60	1,256.31	8,594.00	14,939.42	2,515.79	7,820.97	45,611.08	—	—	45,611.08
Temporary Agency Staff	17,036.26	—	791.23	—	2,645.93	1,605.12	3,235.05	2,696.53	—	6,062.40	17,036.26	—	—	17,036.26
Travel	12,250.49	—	19.84	108.81	13.02	2.00	233.08	50.53	65.41	11,757.80	12,250.49	—	—	12,250.49
Utilities	24,250.30	963.31	601.11	3,393.20	4,526.78	1,064.86	2,929.85	8,952.84	1,150.02	668.33	24,250.30	—	—	24,250.30
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	213.15			213.15							213.15	—	—	213.15
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	92,707.77	5,474.03	2,586.33	29,995.81	11,373.11	6,154.90	9,914.94	24,784.54	2,424.11		92,707.77	—	—	92,707.77
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	501,845.09	12,222.42	15,001.93	84,934.87	96,903.58	19,329.43	80,571.47	121,800.71	19,160.88	51,919.80	501,845.09	—	—	501,845.09

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,968,686.20	118,997.27	41,756.17	351,733.08	237,100.86	194,525.13	266,292.33	618,635.83	87,725.73	51,919.80	1,968,686.20	—	—	1,968,686.20

			—	—	—	—	—	—	—	—

	(118,966.71)	—	—	—	—	—	—	—	—	(118,966.71)	(118,966.71)	—	—	(118,966.71)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(118,966.71)		—							(118,966.71)
	(0.00)									(0.00)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	175,721.65
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$175,721.65

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO CREDIT CORPORATION, INC			Case	#	03-13195	Case No.	03-13195
Monthly Court Report for		March-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(295,484.10)	—	(295,484.10)	—		(295,484.10)	—		(295,484.10)

	—						—	—	—
TICO Cash Collected	—		—			—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	352,239.04		228,437.19	123,801.85		228,437.19	123,801.85	—	352,239.04
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	352,239.04	—	228,437.19	123,801.85	—	228,437.19	123,801.85	—	352,239.04

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—		—			—			—

Subtotal - Loans	—	—	—	—		—	—	—	—

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	28.00		28.00			28.00	—		28.00
Claims Funding*	—		—			—	—		—
Company Auto	4,270.91		4,270.91			4,270.91	—	—	4,270.91
Computer Costs	254.40		254.40			254.40	—	—	254.40
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	—		—			—	—	—	—
Equipment Rental	608.20		608.20			608.20	—	—	608.20
Fixed Assets	1,089.00		1,089.00			1,089.00	—	—	1,089.00
Forms & Printing	944.66		944.66			944.66	—	—	944.66
Insurance	—		—			—	—	—	—
Meals & Entertainment	4,031.96		4,031.96			4,031.96	—	—	4,031.96
Miscellaneous	21.20		21.20			21.20	—	—	21.20
Office Expense	1,413.75		1,413.75			1,413.75	—	—	1,413.75
Postage	8,091.87		8,091.87			8,091.87	—	—	8,091.87
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,206.00		3,206.00			3,206.00	—	—	3,206.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	500.00		500.00			500.00	—	—	500.00
Taxes & Licenses	933.69		933.69			933.69	—	—	933.69
Telephone	7,820.97		7,820.97			7,820.97	—	—	7,820.97
Temporary Agency Staff	6,062.40		6,062.40			6,062.40	—	—	6,062.40
Travel	11,757.80		11,757.80			11,757.80	—	—	11,757.80
Utilities	668.33		668.33			668.33	—	—	668.33
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	123,801.85		—	123,801.85		—	123,801.85	—	123,801.85
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	—		—			—	—	—	—
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	175,721.65	—	51,919.80	123,801.85	—	51,919.80	123,801.85	—	175,721.65

TOTAL ALL CASH DISBURSEMENTS	175,721.65	—	51,919.80	123,801.85	—	51,919.80	123,801.85	—	175,721.65

	(118,966.71)	—	(118,966.71)	—	—	(118,966.71)	—	—	(118,966.71)

Book Balance per bank rec.	(118,966.71)	—	(118,966.71)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO VA			Case	#	03-13194	Case No.	03-13194
Monthly Court Report for		March-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	830,680.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$830,680.73

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13191	Case No.	03-13191
Cash Disbursements for TICO-SC
Monthly Court Report for	March-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	SC Bank & Trust 850065202		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—	—	—

	—							—	—	—
TICO Cash Collected	2,592,572.71	2,592,572.71					2,592,572.71	—	—	2,592,572.71
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	189,947.83	189,947.83					189,947.83	—	—	189,947.83

SUBTOTAL	2,782,520.54	2,782,520.54	—	—	—		2,782,520.54	—	—	2,782,520.54

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,951,839.81)	(2,782,520.54)	618,635.83	212,044.90	—		(2,163,884.71)	212,044.90	—	(1,951,839.81)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	830,680.73	—	618,635.83	212,044.90	—	—	618,635.83	212,044.90	—	830,680.73

Cash Disbursements - Loans
Loan Proceeds Checks	343,229.27		343,229.27				343,229.27	—	—	343,229.27
Expenses related to Loans	153,605.85		153,605.85				153,605.85	—	—	153,605.85

Subtotal - Loans	496,835.12	—	496,835.12	—	—		496,835.12	—	—	496,835.12

Cash Disbursements - Other			—
Advertising	—		—				—	—	—	—
Bank Charges	1,210.00		1,210.00				1,210.00	—	—	1,210.00
Claims Funding*	—		—				—	—	—	—
Company Auto	535.30		535.30				535.30	—	—	535.30
Computer Costs	3,345.07		3,345.07				3,345.07	—	—	3,345.07
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	10,736.85		10,736.85				10,736.85	—	—	10,736.85
Equipment Rental	2,380.68		2,380.68				2,380.68	—	—	2,380.68
Fixed Assets	—		—				—	—	—	—
Forms & Printing	704.13		704.13				704.13	—	—	704.13
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	490.62		490.62				490.62	—	—	490.62
Office Expense	9,462.00		9,462.00				9,462.00	—	—	9,462.00
Postage	2,152.28		2,152.28				2,152.28	—	—	2,152.28
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	2,129.94		2,129.94				2,129.94	—	—	2,129.94
Professional Fees-Ordinary Course	65.00		65.00				65.00	—	—	65.00
Rent	32,257.40		32,257.40				32,257.40	—	—	32,257.40
Repairs & Maintenance	65.00		65.00				65.00	—	—	65.00
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	4,842.58		4,842.58				4,842.58	—	—	4,842.58
Telephone	14,939.42		14,939.42				14,939.42	—	—	14,939.42
Temporary Agency Staff	2,696.53		2,696.53				2,696.53	—	—	2,696.53
Travel	50.53		50.53				50.53	—	—	50.53
Utilities	8,952.84		8,952.84				8,952.84	—	—	8,952.84
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	212,044.90		—	212,044.90			—	212,044.90	—	212,044.90
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	24,784.54		24,784.54				24,784.54	—	—	24,784.54
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	333,845.61	—	121,800.71	212,044.90	—	—	121,800.71	212,044.90	—	333,845.61

									—	—

TOTAL ALL CASH DISBURSEMENTS	830,680.73	—	618,635.83	212,044.90	—	—	618,635.83	212,044.90	—	830,680.73

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	132,468.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$132,468.95

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO ALABAMA			Case No.	03-13196	Case No.	03-13196
Monthly Court Report for		March-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	84,058.81	—	—	—	35,955.99	48,102.82	84,058.81	—		84,058.81

	—							—	—	—
TICO Cash Collected	171,942.32	(10,103.73)			75,379.84	106,666.21	171,942.32	—	—	171,942.32
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	9,860.99	9,860.99					9,860.99	—	—	9,860.99

SUBTOTAL	181,803.31	(242.74)	—	—	75,379.84	106,666.21	181,803.31	—	—	181,803.31

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(100,338.11)	242.74	118,997.27	13,471.68	(101,596.79)	(131,453.01)	(113,809.79)	13,471.68	—	(100,338.11)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	81,465.20	—	118,997.27	13,471.68	(26,216.95)	(24,786.80)	67,993.52	13,471.68	—	81,465.20

Cash Disbursements - Loans
Loan Proceeds Checks	102,157.91		102,157.91				102,157.91	—		102,157.91
Expenses related to Loans	4,616.94		4,616.94				4,616.94	—		4,616.94

Subtotal - Loans	106,774.85	—	106,774.85	—	—	—	106,774.85	—	—	106,774.85

Cash Disbursements - Other
Advertising	66.00		66.00				66.00	—		66.00
Bank Charges	—		—				—	—		—
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	736.09		736.09				736.09	—	—	736.09
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	738.92		738.92				738.92	—	—	738.92
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	70.00		70.00				70.00	—	—	70.00
Office Expense	715.85		715.85				715.85	—	—	715.85
Postage	981.02		981.02				981.02	—	—	981.02
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	36.90		36.90				36.90	—	—	36.90
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	160.00		160.00				160.00	—	—	160.00
Telephone	993.64		993.64				993.64	—	—	993.64
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	963.31		963.31				963.31	—	—	963.31
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	13,471.68		—	13,471.68			—	13,471.68	—	13,471.68
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	5,474.03		5,474.03				5,474.03	—	—	5,474.03
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	25,694.10	—	12,222.42	13,471.68	—	—	12,222.42	13,471.68	—	25,694.10

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	132,468.95	—	118,997.27	13,471.68	—	—	118,997.27	13,471.68	—	132,468.95

	33,055.06	—	—	—	9,739.04	23,316.02	33,055.06	—	—	33,055.06

Book Balance per bank rec	33,055.06				9,739.04	23,316.02

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	219,685.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$219,685.61

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO-NC			Case No.	03-13193	Case No.	03-13193
Monthly Court Report for		March-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	417,522.78	417,522.78				417,522.78	—	—	417,522.78
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	64,492.84	64,492.84				64,492.84	—	—	64,492.84

SUBTOTAL	482,015.62	482,015.62	—	—		482,015.62	—	—	482,015.62

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(262,330.01)	(482,015.62)	194,525.13	25,160.48		(262,330.01)	—	—	(262,330.01)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	219,685.61	—	194,525.13	25,160.48		219,685.61	—	—	219,685.61

Cash Disbursements - Loans
	—
Loan Proceeds Checks	108,174.03		108,174.03			108,174.03	—	—	108,174.03
Expenses related to Loans	67,021.67		67,021.67			67,021.67	—	—	67,021.67

Subtotal - Loans	175,195.70	—	175,195.70	—		175,195.70	—	—	175,195.70

			—
			—
Cash Disbursements - Other			—
Advertising	600.00		600.00			600.00	—	—	600.00
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	688.38		688.38			688.38	—	—	688.38
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	445.04		445.04			445.04	—	—	445.04
Equipment Rental	251.70		251.70			251.70	—	—	251.70
Fixed Assets	—		—			—	—	—	—
Forms & Printing	223.40		223.40			223.40	—	—	223.40
Insurance	—		—			—	—	—	—
Meals & Entertainment	17.04		17.04			17.04	—	—	17.04
Miscellaneous	—		—			—	—	—	—
Office Expense	1,985.24		1,985.24			1,985.24	—	—	1,985.24
Postage	131.92		131.92			131.92	—	—	131.92
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	4,556.86		4,556.86			4,556.86	—	—	4,556.86
Repairs & Maintenance	110.00		110.00			110.00	—	—	110.00
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	1,256.31		1,256.31			1,256.31	—	—	1,256.31
Temporary Agency Staff	1,605.12		1,605.12			1,605.12	—	—	1,605.12
Travel	2.00		2.00			2.00	—	—	2.00
Utilities	1,064.86		1,064.86			1,064.86	—	—	1,064.86
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	25,160.48		—	25,160.48		25,160.48	—	—	25,160.48
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	6,154.90		6,154.90			6,154.90	—	—	6,154.90
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	44,489.91	—	19,329.43	25,160.48	—	44,489.91	—	—	44,489.91

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	219,685.61	—	194,525.13	25,160.48	—	219,685.61	—	—	219,685.61

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION	TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	429,235.81
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$429,235.81

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO -DELAWARE Monthly Court Report for FED ID#	March-04 74-2873274	Case No.	03-13182	Case No.	03-13182

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	370,683.97	—	—	—	45,786.60	32,640.11	40,105.50	48,451.23	40,926.90	32,967.71	48,137.62	81,668.30

	—
TICO Cash Collected	855,922.63	(51,282.99)			72,723.26	60,354.36	105,374.44	115,083.63	87,164.08	86,034.75	90,262.67	290,208.43
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	35,652.73	35,652.73

SUBTOTAL	891,575.36	(15,630.26)	—	—	72,723.26	60,354.36	105,374.44	115,083.63	87,164.08	86,034.75	90,262.67	290,208.43

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(639,522.19)	15,630.26	351,733.08	76,706.94	(94,878.27)	(75,827.43)	(121,242.93)	(137,996.51)	(110,716.21)	(100,656.99)	(116,472.71)	(325,801.42)
	—
	—
	—
	—

Total Cash Receipts and Transfers	252,053.17	—	351,733.08	76,706.94	(22,155.01)	(15,473.07)	(15,868.49)	(22,912.88)	(23,552.13)	(14,622.24)	(26,210.04)	(35,592.99)

Cash Disbursements - Loans
Loan Proceeds Checks	242,104.55		242,104.55
Expenses related to Loans	24,693.66		24,693.66
Subtotal - Loans	266,798.21	—	266,798.21	—	—	—	—	—	—	—	—	—
			—
			—
Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	795.79				795.79
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	984.30		984.30
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	15,893.25		15,893.25
Equipment Rental	3,262.68		3,262.68
Fixed Assets	—		—
Forms & Printing	353.29		353.29
Insurance	—		—
Meals & Entertainment	11.20		11.20
Miscellaneous	922.95		922.95
Office Expense	4,027.05		4,027.05
Postage	2,755.22		2,755.22
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	10.00		10.00
Rent	15,554.05		15,554.05
Repairs & Maintenance	344.40		344.40
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	1,432.15		1,432.15
Telephone	4,608.39		4,608.39
Temporary Agency Staff	—		—
Travel	108.81		108.81
Utilities	3,393.20		3,393.20
Interest to Finova	—		—
Payroll Paid TTG	76,920.09		213.15	76,706.94
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	29,995.81		29,995.81
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	162,437.60	—	84,934.87	76,706.94	795.79	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	429,235.81	—	351,733.08	76,706.94	795.79	—	—	—	—	—	—	—

	193,501.33	—	—	—	22,835.80	17,167.04	24,237.01	25,538.35	17,374.77	18,345.47	21,927.58	46,075.31

Book Balance per bank rec.	193,501.33		—		22,835.80	17,167.04	24,237.01	25,538.35	17,374.77	18,345.47	21,927.58	46,075.31

Case no	03-13182

Operating	Payroll	Other	Total
370,683.97	—	—	370,683.97

	—	—	—
855,922.63	—	—	855,922.63
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
35,652.73	—	—	35,652.73

891,575.36	—	—	891,575.36

—	—	—	—
—	—	—	—
(639,522.19)	—	—	(639,522.19)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

252,053.17	—	—	252,053.17

242,104.55			242,104.55
24,693.66			24,693.66

266,798.21	—	—	266,798.21

—
—
—	—	—	—
795.79	—	—	795.79
—	—	—	—
—	—	—	—
984.30	—	—	984.30
—	—	—	—
15,893.25	—	—	15,893.25
3,262.68	—	—	3,262.68
—	—	—	—
353.29	—	—	353.29
—	—	—	—
11.20	—	—	11.20
922.95	—	—	922.95
4,027.05	—	—	4,027.05
2,755.22	—	—	2,755.22
—	—	—	—
1,064.97	—	—	1,064.97
10.00	—	—	10.00
15,554.05	—	—	15,554.05
344.40	—	—	344.40
—	—	—	—
—	—	—	—
1,432.15	—	—	1,432.15
4,608.39	—	—	4,608.39
—	—	—	—
108.81	—	—	108.81
3,393.20	—	—	3,393.20
—	—	—	—
76,920.09	—	—	76,920.09
—	—	—	—
—	—	—	—
—	—	—	—
29,995.81	—	—	29,995.81
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

162,437.60	—	—	162,437.60

—	—	—	—

429,235.81	—	—	429,235.81

193,501.33	—	—	193,501.33

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	59,368.70
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$59,368.70

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO Credit of Georgia, Inc.			Case	#	03-13199	Case No.	03-13199
Monthly Court Report for		March-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	221,146.07	221,146.07			221,146.07	—	—	221,146.07
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	9,559.76	9,559.76			9,559.76	—	—	9,559.76

SUBTOTAL	230,705.83	230,705.83	—	—	230,705.83	—	—	230,705.83

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(171,337.13)	(230,705.83)	41,756.17	17,612.53	(171,337.13)	—	—	(171,337.13)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	59,368.70	—	41,756.17	17,612.53	59,368.70	—	—	59,368.70

Cash Disbursements - Loans
Loan Proceeds Checks	23,887.00		23,887.00		23,887.00			23,887.00
Expenses related to Loans	2,867.24		2,867.24		2,867.24			2,867.24

Subtotal - Loans	26,754.24	—	26,754.24	—	26,754.24	—	—	26,754.24

Cash Disbursements - Other			—
Advertising	101.80		101.80		101.80			101.80
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—		—			—
Company Auto	—		—		—	—	—	—
Computer Costs	107.10		107.10		107.10	—	—	107.10
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	1,338.45		1,338.45		1,338.45	—	—	1,338.45
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	194.06		194.06		194.06	—	—	194.06
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	64.41		64.41		64.41	—	—	64.41
Office Expense	1,763.18		1,763.18		1,763.18	—	—	1,763.18
Postage	247.73		247.73		247.73	—	—	247.73
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	236.66		236.66		236.66	—	—	236.66
Professional Fees-Ordinary Course	32.50		32.50		32.50	—	—	32.50
Rent	4,306.67		4,306.67		4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—		—	—	—	—
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	1,144.90		1,144.90		1,144.90	—	—	1,144.90
Telephone	1,465.96		1,465.96		1,465.96	—	—	1,465.96
Temporary Agency Staff	791.23		791.23		791.23	—	—	791.23
Travel	19.84		19.84		19.84	—	—	19.84
Utilities	601.11		601.11		601.11	—	—	601.11
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	17,612.53		—	17,612.53	17,612.53	—	—	17,612.53
Payroll Paid SMC	—		—		—	—	—	—
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	2,586.33		2,586.33		2,586.33	—	—	2,586.33
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	32,614.46	—	15,001.93	17,612.53	32,614.46	—	—	32,614.46

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	59,368.70	—	41,756.17	17,612.53	59,368.70	—	—	59,368.70

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

		Bank Accounts			Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	329,643.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$329,643.01

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13200	Case No.	03-13200
Cash Disbursements for TICO-OH-MOD
Monthly Court Report for	March-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	872,319.80	—	—	—	106,462.84	765,856.96	872,319.80	—	—	872,319.80

	—							—	—	—
TICO Cash Collected	1,506,157.13	(239,692.73)				1,745,849.86	1,506,157.13	—	—	1,506,157.13
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	144,110.33	144,110.33					144,110.33	—	—	144,110.33

SUBTOTAL	1,650,267.46	(95,582.40)	—	—	—	1,745,849.86	1,650,267.46	—	—	1,650,267.46

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,947,099.67)	95,582.40	147,275.67	63,400.63	(106,462.84)	(2,146,895.53)	(1,947,099.67)	—	—	(1,947,099.67)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	(296,832.21)	—	147,275.67	63,400.63	(106,462.84)	(401,045.67)	(296,832.21)	—	—	(296,832.21)

Cash Disbursements - Loans
Loan Proceeds Checks	157,215.61		157,215.61				157,215.61	—	—	157,215.61
Expenses related to Loans	28,505.25		28,505.25				28,505.25	—	—	28,505.25

Subtotal - Loans	185,720.86	—	185,720.86	—	—	—	185,720.86	—	—	185,720.86

Cash Disbursements - Other
Advertising			49.95
Bank Charges	124.76		124.76				124.76	—	—	124.76
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	1,106.39		1,106.39				1,106.39	—	—	1,106.39
Dues And Subscriptions	30.00		30.00				30.00	—	—	30.00
Employee Reimbursements - collections exp	29,596.56		29,596.56				29,596.56	—	—	29,596.56
Equipment Rental	3,404.39		3,404.39				3,404.39	—	—	3,404.39
Fixed Assets	—		—				—	—	—	—
Forms & Printing	358.19		358.19				358.19	—	—	358.19
Insurance	—		—				—	—	—	—
Meals & Entertainment	37.00		37.00				37.00	—	—	37.00
Miscellaneous	189.60		189.60				189.60	—	—	189.60
Office Expense	4,552.78		4,552.78				4,552.78	—	—	4,552.78
Postage	2,301.67		2,301.67				2,301.67	—	—	2,301.67
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	946.64		946.64				946.64	—	—	946.64
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	12,168.42		12,168.42				12,168.42	—	—	12,168.42
Repairs & Maintenance	800.08		800.08				800.08	—	—	800.08
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	(1.88)		(1.88)				(1.88)	—	—	(1.88)
Telephone	8,594.00		8,594.00				8,594.00	—	—	8,594.00
Temporary Agency Staff	3,235.05		3,235.05				3,235.05	—	—	3,235.05
Travel	233.08		233.08				233.08	—	—	233.08
Utilities	2,929.85		2,929.85				2,929.85	—	—	2,929.85
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	63,400.63		—	63,400.63			63,400.63	—	—	63,400.63
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	9,914.94		9,914.94				9,914.94	—	—	9,914.94
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—
Total Other Cash Disbursements	143,922.15	—	80,521.52	63,400.63	—	—	143,922.15	—	—	143,922.15

										—

TOTAL ALL CASH DISBURSEMENTS	329,643.01	—	266,242.38	63,400.63	—	—	329,643.01	—	—	329,643.01

	245,844.58	—	(118,966.71)	—	—	364,811.29	245,844.58	—	—	245,844.58

Book Balance per bank rec.	#REF!		#REF!		(0.00)	364,811.29

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,950.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$8,950.87

FORM MOR-1

THE THAXTON GROUP			Case #	01-10583	03-13190	Case No.	03-13190
Cash Disbursements for Modern Central Recovery
Monthly Court Report for		March-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1892244879		Operating	Payroll	Other	Total
Beginning Cash Position	5,334.27	—				5,334.27		5,334.27	—	—	5,334.27

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,616.60				8,889.42	(5,272.82)		—	3,616.60	—	3,616.60
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	3,616.60	—	—	—	8,889.42	(5,272.82)	—	—	3,616.60	—	3,616.60

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	61.45					61.45		61.45	—	—	61.45
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	8,889.42				8,889.42			—	8,889.42	—	8,889.42
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	8,950.87	—	—	—	8,889.42	61.45	—	61.45	8,889.42	—	8,950.87

								—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	8,950.87	—	—	—	8,889.42	61.45	—	61.45	8,889.42	—	8,950.87

	—	—	—	—	—	0.00	—	5,272.82	(5,272.82)	—	—

Book Balance per bank rec.	0.00	—	—	—	—	0.00
(0.00)

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	479,521.40
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$479,521.40

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13201
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for	March-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	765,846.74	—	—	—	38,388.26	41,518.34	39,620.35	42,372.07	39,826.24	35,310.80	38,209.68

	—
TICO Cash Collected	598,044.68	(40,059.93)			31,542.29	30,332.20	38,598.25	28,439.69	22,868.21	40,845.30	42,144.88
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	44,644.88	44,644.88

SUBTOTAL	642,689.56	4,584.95	—	—	31,542.29	30,332.20	38,598.25	28,439.69	22,868.21	40,845.30	42,144.88

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(741,403.67)	(4,584.95)	237,100.86	242,072.65	(60,522.87)	(61,836.54)	(68,218.60)	(61,105.74)	(52,974.34)	(66,291.10)	(70,602.56)
	—
	—
	—
	—

Total Cash Receipts and Transfers	(98,714.11)	—	237,100.86	242,072.65	(28,980.58)	(31,504.34)	(29,620.35)	(32,666.05)	(30,106.13)	(25,445.80)	(28,457.68)

Cash Disbursements - Loans
Loan Proceeds Checks	128,261.27		128,261.27
Expenses related to Loans	11,936.01		11,936.01

Subtotal - Loans	140,197.28	—	140,197.28	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	325.00		325.00
Bank Charges	416.85		68.96				8.78
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	5,979.14		5,979.14
Dues And Subscriptions	122.25		122.25
Employee Reimbursements - collections exp	4,018.09		4,018.09
Equipment Rental	7,549.92		7,549.92
Fixed Assets	(1,392.00)		(1,392.00)
Forms & Printing	438.06		438.06
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	36,641.49		36,641.49
Office Expense	3,583.86		3,583.86
Postage	1,634.44		1,634.44
Prepaid Expenses	—		—
Prepaid Software ABS	—		—
Professional Fees-Ordinary Course	77.50		77.50
Rent	15,836.43		15,836.43
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	45.00		45.00
Telephone	3,416.60		3,416.60
Temporary Agency Staff	2,645.93		2,645.93
Travel	13.02		13.02
Utilities	4,526.78		4,526.78
Interest to Finova	—		—
Payroll Paid TTG	242,072.65		—	242,072.65
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	11,373.11		11,373.11
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	339,324.12	—	96,903.58	242,072.65	—	—	8.78	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	479,521.40	—	237,100.86	242,072.65	—	—	8.78	—	—	—	—

	187,611.23	—	—	—	9,407.68	10,014.00	9,991.22	9,706.02	9,720.11	9,865.00	9,752.00

Book Balance per bank rec.	187,611.23				9,407.68	10,014.00	9,991.22	9,706.02	9,720.11	9,865.00	9,752.00
	—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI

Monthly Court Report for

FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position	38,936.80	32,992.73	31,016.94	31,968.33	36,047.94	74,394.32	46,073.31	34,861.02	43,988.21	38,797.39	40,162.58	41,361.43

TICO Cash Collected	31,260.50	27,001.40	22,799.32	36,332.38	38,053.67	50,677.64	23,349.90	29,998.47	40,683.78	29,175.25	25,374.95	48,626.53
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	31,260.50	27,001.40	22,799.32	36,332.38	38,053.67	50,677.64	23,349.90	29,998.47	40,683.78	29,175.25	25,374.95	48,626.53

GENERAL LEDGER DEPOSITS AND TRANSFERS	(59,030.11)	(50,492.62)	(43,816.26)	(58,361.74)	(64,101.61)	(115,071.96)	(59,427.95)	(54,979.86)	(75,085.24)	(57,972.64)	(55,537.53)	(80,562.96)

Total Cash Receipts and Transfers	(27,769.61)	(23,491.22)	(21,016.94)	(22,029.36)	(26,047.94)	(64,394.32)	(36,078.05)	(24,981.39)	(34,401.46)	(28,797.39)	(30,162.58)	(31,936.43)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	129.70		28.08	36.95		52.64				41.83	49.91
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	129.70	—	28.08	36.95	—	52.64	—	—	—	41.83	49.91	—

TOTAL ALL CASH DISBURSEMENTS	129.70	—	28.08	36.95	—	52.64	—	—	—	41.83	49.91	—

	11,037.49	9,501.51	9,971.92	9,902.02	10,000.00	9,947.36	9,995.26	9,879.63	9,586.75	9,958.17	9,950.09	9,425.00

Book Balance per bank rec.	11,037.49	9,501.51	9,971.92	9,902.02	10,000.00	9,947.36	9,995.26	9,879.63	9,586.75	9,958.17	9,950.09	9,425.00

THE THAXTON GROUP	Case No.	03-13201
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	765,846.74			765,846.74

		—	—	—
TICO Cash Collected	598,044.68	—	—	598,044.68
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	44,644.88	—	—	44,644.88

SUBTOTAL	642,689.56	—	—	642,689.56

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(741,403.67)	—	—	(741,403.67)
	—		—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(98,714.11)	—	—	(98,714.11)

Cash Disbursements - Loans
Loan Proceeds Checks	128,261.27	—	—	128,261.27
Expenses related to Loans	11,936.01	—	—	11,936.01

Subtotal - Loans	140,197.28	—	—	140,197.28

Cash Disbursements - Other
Advertising	325.00	—	—	325.00
Bank Charges	416.85	—	—	416.85
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	5,979.14	—	—	5,979.14
Dues And Subscriptions	122.25	—	—	122.25
Employee Reimbursements - collections exp	4,018.09	—	—	4,018.09
Equipment Rental	7,549.92	—	—	7,549.92
Fixed Assets	(1,392.00)	—	—	(1,392.00)
Forms & Printing	438.06	—	—	438.06
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	36,641.49	—	—	36,641.49
Office Expense	3,583.86	—	—	3,583.86
Postage	1,634.44	—	—	1,634.44
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	77.50	—	—	77.50
Rent	15,836.43	—	—	15,836.43
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	45.00	—	—	45.00
Telephone	3,416.60	—	—	3,416.60
Temporary Agency Staff	2,645.93	—	—	2,645.93
Travel	13.02	—	—	13.02
Utilities	4,526.78	—	—	4,526.78
Interest to Finova	—	—	—	—
Payroll Paid TTG	242,072.65	—	—	242,072.65
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	11,373.11	—	—	11,373.11
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	339,324.12	—	—	339,324.12

TOTAL ALL CASH DISBURSEMENTS	479,521.40	—	—	479,521.40

	187,611.23	—	—	187,611.23

Book Balance per bank rec.

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	113,965.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$113,965.61

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO TENNESSEE			Case No.	03 -13203	Case No.	03 -13203
Monthly Court Report for		March-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	105,106.10	—	—	—	36,356.30	39,620.07	29,129.73	105,106.10	—	—	105,106.10

	—							—	—	—	—
TICO Cash Collected	242,191.16	(17,101.43)			97,352.58	102,020.96	59,919.05	242,191.16	—	—	242,191.16
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	13,564.76	13,564.76						13,564.76	—	—	13,564.76

SUBTOTAL	255,755.92	(3,536.67)	—	—	97,352.58	102,020.96	59,919.05	255,755.92	—	—	255,755.92

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(192,886.65)	3,536.67	87,725.73	26,164.15	(116,456.24)	(119,345.09)	(74,511.87)	(192,886.65)	—	—	(192,886.65)
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	62,869.27	—	87,725.73	26,164.15	(19,103.66)	(17,324.13)	(14,592.82)	62,869.27	—	—	62,869.27

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	62,859.09		62,859.09					62,859.09	—	—	62,859.09
Expenses related to Loans	5,705.76		5,705.76					5,705.76	—	—	5,705.76

Subtotal - Loans	68,564.85	—	68,564.85	—	—	—	—	68,564.85	—	—	68,564.85

								—
								—
Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	75.73		—		55.73	20.00		75.73	—	—	75.73
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	87.50		87.50					87.50	—	—	87.50
Employee Reimbursements - collections exp	3,473.46		3,473.46					3,473.46	—	—	3,473.46
Equipment Rental	615.08		615.08					615.08	—	—	615.08
Fixed Assets	—		—					—	—	—	—
Forms & Printing	111.14		111.14					111.14	—	—	111.14
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	43.10		43.10					43.10	—	—	43.10
Office Expense	1,424.83		1,424.83					1,424.83	—	—	1,424.83
Postage	742.95		742.95					742.95	—	—	742.95
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	32.50		32.50					32.50	—	—	32.50
Rent	6,120.00		6,120.00					6,120.00	—	—	6,120.00
Repairs & Maintenance	—		—					—	—	—	—
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	2,515.79		2,515.79					2,515.79	—	—	2,515.79
Temporary Agency Staff	—		—					—	—	—	—
Travel	65.41		65.41					65.41	—	—	65.41
Utilities	1,150.02		1,150.02					1,150.02	—	—	1,150.02
Interest to Finova	—		—					—	—	—	—
Payroll Paid TTG	26,164.15		—	26,164.15				26,164.15	—	—	26,164.15
Payroll Paid SMC	—		—					—	—	—	—
Restructuring Officer	—		—					—	—	—	—
Insurance Renewal	—		—					—	—	—	—
Voyager Payment	2,424.11		2,424.11					2,424.11	—	—	2,424.11
Pre-Filing Prepays	—		—					—	—	—	—
Deposit to Lender	—		—					—	—	—	—
US Trustee	—		—					—	—	—	—
Bankruptcy Professionals	—		—					—	—	—	—
Other	—		—					—	—	—	—

Total Other Cash Disbursements	45,400.76	—	19,160.88	26,164.15	55.73	20.00	—	45,400.76	—	—	45,400.76

TOTAL ALL CASH DISBURSEMENTS	113,965.61	—	87,725.73	26,164.15	55.73	20.00	—	113,965.61	—	—	113,965.61

	54,009.76	—	—	—	17,196.91	22,275.94	14,536.91	54,009.76	—	—	54,009.76

Book Balance per bank rec.	54,009.76				17,196.91	22,275.94	14,536.91

In re:	Case No.	03-13197
TICO Credit Company of Tennessee. Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO TENN-DORMANT			Case	#	03-13197	Case No.	03-13197
Monthly Court Report for		March-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

.	—	—	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash shoul be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO MS - DORMANT			Case	#	03-13198	Case No.	03-13198
Monthly Court Report for		March-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees - Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre - Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT		Case	#	03-13202	Case No.	03-13202
Monthly Court Report for		March-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		March-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP SUMMARY - SOUTHERN MANAGEMENT		Case No.
Monthly Court Report for	March-04
FED ID#

	Consolidated Totals	Covington Credit- OK 03- 13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	812,070.82	48,047.57	442,402.22	613,420.16	32,717.95	—	204,575.48	(529,092.56)	812,070.82	—	—	812,070.82

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,240,845.14	243,310.25	2,655,284.78	2,770,622.09	1,457,178.27	1,486,960.87	817,798.75	(190,309.87)	9,240,845.14	—	—	9,240,845.14
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	518,419.51	87.68	33,120.20	111,243.17	113,594.61	60,563.61	1,147.25	198,662.99	518,419.51	—	—	518,419.51

SUBTOTAL	9,759,264.65	243,397.93	2,688,404.98	2,881,865.26	1,570,772.88	1,547,524.48	818,946.00	8,353.12	9,759,264.65	—	—	9,759,264.65

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(1,731,468.95)	1,731,468.95	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(2,384,603.76)	(52,905.45)	(1,050,359.61)	(1,028,242.23)	(396,958.43)	(389,654.52)	(120,561.51)	654,077.99	(2,384,603.76)	—	—	(2,384,603.76)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	7,374,660.89	190,492.48	1,638,045.37	1,853,623.03	1,173,814.45	1,157,869.96	698,384.49	662,431.11	5,643,191.94	1,731,468.95	—	7,374,660.89

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,122,411.15	115,487.04	1,035,136.72	1,227,498.17	555,396.61	676,869.80	512,022.81	—	4,122,411.15			4,122,411.15
Expenses related to Loans	248,979.85	6,314.70	45,460.35	73,392.59	63,961.84	32,566.40	27,283.97	—	248,979.85			248,979.85

Subtotal - Loans	4,371,391.00	121,801.74	1,080,597.07	1,300,890.76	619,358.45	709,436.20	539,306.78	—	4,371,391.00			4,371,391.00

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	53,385.71	1,375.98	15,187.66	10,066.33	4,814.30	6,206.61	6,109.78	9,625.05	53,385.71			53,385.71
Bank Charges	134.79	3.00	101.79	30.00	—	—	—	—	134.79	—	—	134.79
Claims Funding*	117,346.28	2,258.53	34,731.67	24,930.25	10,192.02	19,182.77	21,631.91	4,419.13	117,346.28			117,346.28
Company Auto	37,948.39	73.18	2,130.13	422.91	1,298.94	608.75	550.12	32,864.36	37,948.39	—	—	37,948.39
Computer Costs	19,039.57	709.98	6,304.69	4,376.55	2,636.72	2,721.59	1,656.62	633.42	19,039.57	—	—	19,039.57
Dues And Subscriptions	48,794.42	216.50	—	—	89.92	—	2,336.00	46,152.00	48,794.42	—	—	48,794.42
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,072.29	—	—	—	—	—	—	4,072.29	4,072.29	—	—	4,072.29
Fixed Assets	9,995.22	500.00	580.00	3,551.65	—	—	5,363.57	—	9,995.22	—	—	9,995.22
Forms & Printing	35,254.15	1,036.63	10,281.38	9,136.27	4,708.95	5,137.81	2,534.94	2,418.17	35,254.15	—	—	35,254.15
Insurance	13,042.43	—	—	—	—	—	—	13,042.43	13,042.43	—	—	13,042.43
Meals & Entertainment	3,990.80	—	529.27	275.54	1,845.46	409.70	438.66	492.17	3,990.80	—	—	3,990.80
Miscellaneous	6,664.85	195.90	2,824.45	1,377.50	987.00	596.95	558.05	125.00	6,664.85	—	—	6,664.85
Office Expense	24,046.13	1,130.48	6,308.95	5,501.41	4,021.37	3,079.54	1,988.00	2,016.38	24,046.13	—	—	24,046.13
Postage	19,325.29	134.67	1,978.58	1,988.03	988.56	1,946.90	679.22	11,609.33	19,325.29	—	—	19,325.29
Prepaid Expenses	23,941.33	—	—	5,975.00	1,780.00	—	—	16,186.33	23,941.33	—	—	23,941.33
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	2,224.15	416.10	—	—	208.05	—	175.00	1,425.00	2,224.15	—	—	2,224.15
Rent	163,128.57	5,220.31	50,928.86	20,087.50	21,942.75	30,460.21	18,196.01	16,292.93	163,128.57	—	—	163,128.57
Repairs & Maintenance	16,994.29	7.29	6,003.15	3,951.05	2,763.35	3,227.28	917.29	124.88	16,994.29	—	—	16,994.29
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	42,032.42	—	12,549.28	890.87	661.60	366.12	16.80	27,547.75	42,032.42	—	—	42,032.42
Taxes & Licenses	30,486.83	—	1,145.69	10,979.60	5,813.69	8,308.32	1,053.08	3,186.45	30,486.83	—	—	30,486.83
Telephone	114,511.37	3,799.52	26,866.20	24,694.25	16,190.61	18,253.62	11,565.89	13,141.28	114,511.37	—	—	114,511.37
Temporary Agency Staff	7,726.51	—	1,359.00	—	156.00	50.00	—	6,161.51	7,726.51	—	—	7,726.51
Travel	9,979.97	2,002.50	439.88	777.40	2,016.95	1,009.13	1,388.13	2,345.98	9,979.97	—	—	9,979.97
Utilities	29,824.84	981.31	4,503.43	8,906.21	5,274.17	7,003.01	3,651.71	(495.00)	29,824.84	—	—	29,824.84
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,731,468.95	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	158,159.36	—	1,731,468.95	—	1,731,468.95
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	714,095.52	334.14	2,691.84	216,884.96	265,704.56	116,747.60	1,831.96	109,900.46	714,095.52	—	—	714,095.52
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	(46.46)	—	—	—	—	—	—	(46.46)	(46.46)	—	—	(46.46)

Total Other Cash Disbursements	3,279,408.61	76,179.56	704,063.43	779,309.50	569,256.42	448,433.76	220,765.74	481,400.20	1,547,939.66	1,731,468.95	—	3,279,408.61

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,650,799.61	197,981.30	1,784,660.50	2,080,200.26	1,188,614.87	1,157,869.96	760,072.52	481,400.20	5,919,330.66	1,731,468.95	—	7,650,799.61

			—

	535,932.10	40,558.75	295,787.09	386,842.93	17,917.53	—	142,887.45	(348,061.65)	535,932.10	—	—	535,932.10

Book Balance per bank rec.	535,932.10	40,558.75	295,787.09	386,842.93	17,917.53	—	142,887.45	(348,061.65)

THE THAXTON GROUP Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	March-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(890,722.45)	—	—	—	—	—		(890,722.45)

	—
TICO Cash Collected	—
SM Cash Collected	—							—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,952,612.38	142,194.76	1,267,941.18	1,655,664.04	973,453.42	934,752.11	621,949.52	356,657.35
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	5,952,612.38	142,194.76	1,267,941.18	1,655,664.04	973,453.42	934,752.11	621,949.52	356,657.35

Cash Disbursements - Loans
Loan Proceeds Checks	4,122,411.15	115,487.04	1,035,136.72	1,227,498.17	555,396.61	676,869.80	512,022.81	—
Expenses related to Loans	248,979.85	6,314.70	45,460.35	73,392.59	63,961.84	32,566.40	27,283.97

Subtotal - Loans	4,371,391.00	121,801.74	1,080,597.07	1,300,890.76	619,358.45	709,436.20	539,306.78	—

Cash Disbursements - Other
Advertising	53,385.71	1,375.98	15,187.66	10,066.33	4,814.30	6,206.61	6,109.78	9,625.05
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	117,346.28	2,258.53	34,731.67	24,930.25	10,192.02	19,182.77	21,631.91	4,419.13
Company Auto	37,948.39	73.18	2,130.13	422.91	1,298.94	608.75	550.12	32,864.36
Computer Costs	19,039.57	709.98	6,304.69	4,376.55	2,636.72	2,721.59	1,656.62	633.42
Dues And Subscriptions	48,794.42	216.50	—	—	89.92	—	2,336.00	46,152.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	4,072.29	—	—	—	—	—	—	4,072.29
Fixed Assets	9,995.22	500.00	580.00	3,551.65	—	—	5,363.57	—
Forms & Printing	35,254.15	1,036.63	10,281.38	9,136.27	4,708.95	5,137.81	2,534.94	2,418.17
Insurance	13,042.43	—	—	—	—	—	—	13,042.43
Meals & Entertainment	3,990.80	—	529.27	275.54	1,845.46	409.70	438.66	492.17
Miscellaneous	6,664.85	195.90	2,824.45	1,377.50	987.00	596.95	558.05	125.00
Office Expense	24,046.13	1,130.48	6,308.95	5,501.41	4,021.37	3,079.54	1,988.00	2,016.38
Postage	19,325.29	134.67	1,978.58	1,988.03	988.56	1,946.90	679.22	11,609.33
Prepaid Expenses	23,941.33	—	—	5,975.00	1,780.00	—	—	16,186.33
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	2,224.15	416.10	—	—	208.05	—	175.00	1,425.00
Rent	163,128.57	5,220.31	50,928.86	20,087.50	21,942.75	30,460.21	18,196.01	16,292.93
Repairs & Maintenance	16,994.29	7.29	6,003.15	3,951.05	2,763.35	3,227.28	917.29	124.88
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	42,032.42	—	12,549.28	890.87	661.60	366.12	16.80	27,547.75
Taxes & Licenses	30,486.83	—	1,145.69	10,979.60	5,813.69	8,308.32	1,053.08	3,186.45
Telephone	114,511.37	3,799.52	26,866.20	24,694.25	16,190.61	18,253.62	11,565.89	13,141.28
Temporary Agency Staff	7,726.51	—	1,359.00	—	156.00	50.00	—	6,161.51
Travel	9,979.97	2,002.50	439.88	777.40	2,016.95	1,009.13	1,388.13	2,345.98
Utilities	29,824.84	981.31	4,503.43	8,906.21	5,274.17	7,003.01	3,651.71	(495.00)
Interest to Finova	—	—
Payroll Paid TTG	—	—						—
Payroll Paid SMC	—	—						—
Restructuring Officer	—	—						—
Insurance Renewal	—	—						—
Credit Insurance Carrier	714,095.52	334.14	2,691.84	216,884.96	265,704.56	116,747.60	1,831.96	109,900.46
Pre-Filing Prepays	—	—						—
Deposit to Lender	—	—						—
US Trustee	—	—						—
Bankruptcy Professionals	—	—						—
Other	—	—						—

Total Other Cash Disbursements	1,547,851.33	20,393.02	187,344.11	354,773.28	354,094.97	225,315.91	82,642.74	323,287.30

TOTAL ALL CASH DISBURSEMENTS	5,919,242.33	142,194.76	1,267,941.18	1,655,664.04	973,453.42	934,752.11	621,949.52	323,287.30

	(857,352.40)	—	—	—	—	—	—	(857,352.40)

Book Balance per bank rec.		—	—		—	—		(857,352.40)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	197,981.30
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$197,981.30

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Covington Credit, Inc			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		March-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	48,047.57	14,879.33	8,958.33	5,921.64	5,540.13	—	—	6,659.68	6,088.46		48,047.57	—	—	48,047.57

	—										—	—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	243,310.25	33,086.60	39,648.44	23,908.59	40,742.04	24,647.32		41,977.48	39,299.78		243,310.25	—	—	243,310.25
TIG Cash Collected	—										—	—	—	—
TPF Cash Collected	—										—	—	—	—
TCL Cash Collected	—										—	—	—	—
Other Income Collected	87.68					87.68					87.68	—	—	87.68

SUBTOTAL	243,397.93	33,086.60	39,648.44	23,908.59	40,742.04	24,735.00	—	41,977.48	39,299.78	—	243,397.93	—	—	243,397.93

	—										—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(52,905.45)	(30,444.91)	(40,188.65)	(26,817.56)	(42,055.17)	117,459.76	55,783.54	(44,532.34)	(42,110.12)		(52,905.45)	—	—	(52,905.45)
	—										—	—	—	—
	—										—	—	—	—
	—										—	—	—	—
	—										—	—	—	—

Total Cash Receipts and Transfers	190,492.48	2,641.69	(540.21)	(2,908.97)	(1,313.13)	142,194.76	55,783.54	(2,554.86)	(2,810.34)	—	134,708.94	55,783.54	—	190,492.48

											—	—		—
Cash Disbursements - Loans											—	—		—
											—	—		—
Loan Proceeds Checks	115,487.04					115,487.04					115,487.04	—		115,487.04
Expenses related to Loans	6,314.70					6,314.70					6,314.70	—		6,314.70

Subtotal - Loans	121,801.74	—	—	—	—	121,801.74	—	—	—		121,801.74	—	—	121,801.74

											—	—		—
											—	—		—
Cash Disbursements - Other	—										—	—		—
Advertising	1,375.98					1,375.98					1,375.98	—		1,375.98
Bank Charges	3.00					—		3.00			3.00	—	—	3.00
Claims Funding*	2,258.53					2,258.53					2,258.53	—		2,258.53
Company Auto	73.18					73.18					73.18	—	—	73.18
Computer Costs	709.98					709.98					709.98	—	—	709.98
Dues And Subscriptions	216.50					216.50					216.50	—	—	216.50
Employee Reimbursements - collections exp	—					—					—	—	—	—
Equipment Rental	—					—					—	—	—	—
Fixed Assets	500.00					500.00					500.00	—	—	500.00
Forms & Printing	1,036.63					1,036.63					1,036.63	—	—	1,036.63
Insurance	—					—					—	—	—	—
Meals & Entertainment	—					—					—	—	—	—
Miscellaneous	195.90					195.90					195.90	—	—	195.90
Office Expense	1,130.48					1,130.48					1,130.48	—	—	1,130.48
Postage	134.67					134.67					134.67	—	—	134.67
Prepaid Expenses	—					—					—	—	—	—
Prepaid Software ABS	—					—					—	—	—	—
Professional Fees-Ordinary Course	416.10					416.10					416.10	—	—	416.10
Rent	5,220.31					5,220.31					5,220.31	—	—	5,220.31
Repairs & Maintenance	7.29					7.29					7.29	—	—	7.29
Roadgard	—					—					—	—	—	—
Seminars & Meetings	—					—					—	—	—	—
Taxes & Licenses	—					—					—	—	—	—
Telephone	3,799.52					3,799.52					3,799.52	—	—	3,799.52
Temporary Agency Staff	—					—					—	—	—	—
Travel	2,002.50					2,002.50					2,002.50	—	—	2,002.50
Utilities	981.31					981.31					981.31	—	—	981.31
Interest to Finova	—					—					—	—	—	—
Payroll Paid TTG	—					—					—	—	—	—
Payroll Paid SMC	55,783.54					—	55,783.54				—	55,783.54	—	55,783.54
Restructuring Officer	—					—					—	—	—	—
Insurance Renewal	—					—					—	—	—	—
Voyager Payment	334.14					334.14					334.14	—	—	334.14
Pre-Filing Prepays	—					—					—	—	—	—
Deposit to Lender	—					—					—	—	—	—
US Trustee	—					—					—	—	—	—
Bankruptcy Professionals	—					—					—	—	—	—
Other	—					—					—	—	—	—

Total Other Cash Disbursements	76,179.56	—	—	—	—	20,393.02	55,783.54	3.00	—		20,396.02	55,783.54	—	76,179.56

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	197,981.30	—	—	—	—	142,194.76	55,783.54	3.00	—		142,197.76	55,783.54	—	197,981.30

														—
	40,558.75	17,521.02	8,418.12	3,012.67	4,227.00	—	—	4,101.82	3,278.12		40,558.75	—	—	40,558.75

Ending Bank Balance per bank rec.	40,558.75	17,521.02	8,418.12	3,012.67	4,227.00			4,101.82	3,278.12

Reconciling Differences	—

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,080,200.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,080,200.26

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Southern Finance -SC			Case	#	03-13212	Case No.	03-13212
Monthly Court Report for		March-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 51258152	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	613,420.16	4,530.84	3,731.07	—	488,290.09	26,342.81	—	—

	—
TICO Cash Collected	—
SM Cash Collected	2,770,622.09	58,518.94	65,763.51	30,042.10	2,101,232.20	101,077.49	80,165.74
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	111,243.17						111,243.17

SUBTOTAL	2,881,865.26	58,518.94	65,763.51	30,042.10	2,101,232.20	101,077.49	191,408.91	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,028,242.23)	(58,947.88)	(65,821.74)	832.69	(2,334,541.64)	(104,880.46)	1,464,255.13	424,506.22
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,853,623.03	(428.94)	(58.23)	30,874.79	(233,309.44)	(3,802.97)	1,655,664.04	424,506.22

Cash Disbursements - Loans

Loan Proceeds Checks	1,227,498.17						1,227,498.17
Expenses related to Loans	73,392.59						73,392.59

Subtotal - Loans	1,300,890.76						1,300,890.76

Cash Disbursements - Other
Advertising	10,066.33						10,066.33
Bank Charges	30.00	30.00
Claims Funding*	24,930.25						24,930.25
Company Auto	422.91						422.91
Computer Costs	4,376.55						4,376.55
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	3,551.65						3,551.65
Forms & Printing	9,136.27						9,136.27
Insurance	—						—
Meals & Entertainment	275.54						275.54
Miscellaneous	1,377.50						1,377.50
Office Expense	5,501.41						5,501.41
Postage	1,988.03						1,988.03
Prepaid Expenses	5,975.00						5,975.00
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	20,087.50						20,087.50
Repairs & Maintenance	3,951.05						3,951.05
Roadgard	—						—
Seminars & Meetings	890.87						890.87
Taxes & Licenses	10,979.60						10,979.60
Telephone	24,694.25						24,694.25
Temporary Agency Staff	—						—
Travel	777.40						777.40
Utilities	8,906.21						8,906.21
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	424,506.22						—	424,506.22
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	216,884.96						216,884.96
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	779,309.50	30.00	—	—	—	—	354,773.28	424,506.22

TOTAL ALL CASH DISBURSEMENTS	2,080,200.26	30.00	—	—	—	—	1,655,664.04	424,506.22

	386,842.93	4,071.90	3,672.84	30,874.79	254,980.65	22,539.84	—	—

Book Balance per bank rec.	386,842.93	4,071.90	3,672.84	30,874.79	254,980.65	22,539.84

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	30,287.63	28,686.33	31,551.39	613,420.16	—	—	613,420.16

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	63,378.94	51,781.26	218,661.91	2,770,622.09	—	—	2,770,622.09
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				111,243.17	—	—	111,243.17

SUBTOTAL	63,378.94	51,781.26	218,661.91	2,881,865.26	—	—	2,881,865.26

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(65,122.47)	(53,168.56)	(235,353.52)	(1,452,748.45)	424,506.22	—	(1,028,242.23)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(1,743.53)	(1,387.30)	(16,691.61)	1,429,116.81	424,506.22	—	1,853,623.03

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,227,498.17			1,227,498.17
Expenses related to Loans				73,392.59			73,392.59

Subtotal - Loans				1,300,890.76			1,300,890.76

				—
				—
Cash Disbursements - Other				—
Advertising				10,066.33			10,066.33
Bank Charges				30.00	—	—	30.00
Claims Funding*				24,930.25			24,930.25
Company Auto				422.91	—	—	422.91
Computer Costs				4,376.55	—	—	4,376.55
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				3,551.65	—	—	3,551.65
Forms & Printing				9,136.27	—	—	9,136.27
Insurance				—	—	—	—
Meals & Entertainment				275.54	—	—	275.54
Miscellaneous				1,377.50	—	—	1,377.50
Office Expense				5,501.41	—	—	5,501.41
Postage				1,988.03	—	—	1,988.03
Prepaid Expenses				5,975.00	—	—	5,975.00
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				20,087.50	—	—	20,087.50
Repairs & Maintenance				3,951.05	—	—	3,951.05
Roadgard				—	—	—	—
Seminars & Meetings				890.87	—	—	890.87
Taxes & Licenses				10,979.60	—	—	10,979.60
Telephone				24,694.25	—	—	24,694.25
Temporary Agency Staff				—	—	—	—
Travel				777.40	—	—	777.40
Utilities				8,906.21	—	—	8,906.21
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	424,506.22	—	424,506.22
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				216,884.96	—	—	216,884.96
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	779,309.50	—	—	779,309.50

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,655,694.04	424,506.22	—	2,080,200.26

	28,544.10	27,299.03	14,859.78	386,842.93	—	—	386,842.93

Book Balance per bank rec.	28,544.10	27,299.03	14,859.78

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,784,660.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,784,660.50

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Covington Credit of Texas			Case	#	03-13211
Monthly Court Report for		March-04
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623
Beginning Cash Position	442,402.22	6,546.07	5,839.10	4,992.30	8,084.47	7,306.55	6,609.81	6,698.17	5,410.32	2,802.36

	—
TICO Cash Collected	—
SM Cash Collected	2,655,284.78	41,794.37	53,652.22	44,032.76	57,839.04	47,634.25	65,486.56	48,876.15	41,619.05	35,033.78
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	33,120.20

SUBTOTAL	2,688,404.98	41,794.37	53,652.22	44,032.76	57,839.04	47,634.25	65,486.56	48,876.15	41,619.05	35,033.78

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,050,359.61)	(44,887.88)	(57,810.87)	(46,670.08)	(62,464.46)	(50,797.91)	(67,360.76)	(53,623.15)	(42,751.00)	(27,139.81)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,638,045.37	(3,093.51)	(4,158.65)	(2,637.32)	(4,625.42)	(3,163.66)	(1,874.20)	(4,747.00)	(1,131.95)	7,893.97

Cash Disbursements - Loans
Loan Proceeds Checks	1,035,136.72
Expenses related to Loans	45,460.35

Subtotal - Loans	1,080,597.07	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	15,187.66
Bank Charges	101.79		5.54	24.00	15.00			6.75
Claims Funding*	34,731.67
Company Auto	2,130.13
Computer Costs	6,304.69
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	580.00
Forms & Printing	10,281.38
Insurance	—
Meals & Entertainment	529.27
Miscellaneous	2,824.45
Office Expense	6,308.95
Postage	1,978.58
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	50,928.86
Repairs & Maintenance	6,003.15
Roadgard	—
Seminars & Meetings	12,549.28
Taxes & Licenses	1,145.69
Telephone	26,866.20
Temporary Agency Staff	1,359.00
Travel	439.88
Utilities	4,503.43
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	516,617.53
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	2,691.84
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	704,063.43	—	5.54	24.00	15.00	—	—	6.75	—	—

TOTAL ALL CASH DISBURSEMENTS	1,784,660.50	—	5.54	24.00	15.00	—	—	6.75	—	—

	295,787.09	3,452.56	1,674.91	2,330.98	3,444.05	4,142.89	4,735.61	1,944.42	4,278.37	10,696.33

Book Balance per bank rec.	295,787.09	3,452.56	1,674.91	2,330.98	3,444.05	4,142.89	4,735.61	1,944.42	4,278.37	10,696.33
						—	—	—	—	—

THE THAXTON GROUP Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Texas State Bank 53016939	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	110,829.50	6,928.54	5,941.87	5,855.16	5,850.82	6,600.53	6,005.37	4,746.66	27,628.68	9,583.56	—	—	9,923.72

TICO Cash Collected							—
SM Cash Collected	687,012.84	49,831.36	36,462.21	42,765.55	32,977.04	48,919.57	52,077.28	29,702.55		50,094.00	601,529.42		53,363.61
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected											33,120.20

SUBTOTAL	687,012.84	49,831.36	36,462.21	42,765.55	32,977.04	48,919.57	52,077.28	29,702.55	—	50,094.00	634,649.62	—	53,363.61

GENERAL LEDGER DEPOSITS AND TRANSFERS	(726,362.28)	(53,015.82)	(37,956.09)	(44,561.24)	(33,403.33)	(51,491.84)	(56,317.16)	(30,943.96)	(14,055.05)	(52,718.99)	633,291.56	516,617.53	(47,288.06)

Total Cash Receipts and Transfers	(39,349.44)	(3,184.46)	(1,493.88)	(1,795.69)	(426.29)	(2,572.27)	(4,239.88)	(1,241.41)	(14,055.05)	(2,624.99)	1,267,941.18	516,617.53	6,075.55

Cash Disbursements - Loans
Loan Proceeds Checks											1,035,136.72
Expenses related to Loans											45,460.35

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	1,080,597.07	—	—

Cash Disbursements - Other
Advertising											15,187.66
Bank Charges			5.00	6.00				4.50		15.00
Claims Funding*											34,731.67
Company Auto											2,130.13
Computer Costs											6,304.69
Dues And Subscriptions											—
Employee Reimbursements - collections exp											—
Equipment Rental											—
Fixed Assets											580.00
Forms & Printing											10,281.38
Insurance											—
Meals & Entertainment											529.27
Miscellaneous											2,824.45
Office Expense											6,308.95
Postage											1,978.58
Prepaid Expenses											—
Prepaid Software ABS											—
Professional Fees-Ordinary Course											—
Rent											50,928.86
Repairs & Maintenance											6,003.15
Roadgard											—
Seminars & Meetings											12,549.28
Taxes & Licenses											1,145.69
Telephone											26,866.20
Temporary Agency Staff											1,359.00
Travel											439.88
Utilities											4,503.43
Interest to Finova											—
Payroll Paid TTG											—
Payroll Paid SMC												516,617.53
Restructuring Officer											—
Insurance Renewal											—
Voyager Payment											2,691.84
Pre-Filing Prepays											—
Deposit to Lender											—
US Trustee											—
Bankruptcy Professionals											—
Other											—

Total Other Cash Disbursements	—	—	5.00	6.00	—	—	—	4.50	—	15.00	187,344.11	516,617.53	—

TOTAL ALL CASH DISBURSEMENTS	—	—	5.00	6.00	—	—	—	4.50	—	15.00	1,267,941.18	516,617.53	—

	71,480.06	3,744.08	4,442.99	4,053.47	5,424.53	4,028.26	1,765.49	3,500.75	13,573.63	6,943.57	—	—	15,999.27

Book Balance per bank rec.	71,480.06	3,744.08	4,442.99	4,053.47	5,424.53	4,028.26	1,765.49	3,500.75	13,573.63	6,943.57			15,999.27
		—	—	(0.00)	—				—	—			—

THE THAXTON GROUP Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	5,674.24	5,587.51	4,881.62	6,851.02	7,748.80	139,911.44

TICO Cash Collected
SM Cash Collected	47,863.57	33,882.59	41,459.78	43,191.84	51,914.25	316,269.14
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	47,863.57	33,882.59	41,459.78	43,191.84	51,914.25	316,269.14

GENERAL LEDGER DEPOSITS AND TRANSFERS	(37,191.29)	(23,958.29)	(33,501.70)	(39,519.75)	(40,716.87)	(406,197.03)

Total Cash Receipts and Transfers	10,672.28	9,924.30	7,958.08	3,672.09	11,197.38	(89,927.89)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			20.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	20.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	20.00	—	—	—

	16,346.52	15,511.81	12,819.70	10,523.11	18,946.18	49,983.55

Book Balance per bank rec.	16,346.52	15,511.81	12,819.70	10,523.11	18,946.18	49,983.55
	—	—	—	—	—

THE THAXTON GROUP Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	442,402.22	—	—	442,402.22

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,655,284.78	—	—	2,655,284.78
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	33,120.20	—	—	33,120.20

SUBTOTAL	2,688,404.98	—	—	2,688,404.98

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,566,977.14)	516,617.53	—	(1,050,359.61)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,121,427.84	516,617.53	—	1,638,045.37

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,035,136.72	—		1,035,136.72
Expenses related to Loans	45,460.35	—		45,460.35

Subtotal - Loans	1,080,597.07	—	—	1,080,597.07

		—
		—
Cash Disbursements - Other		—
Advertising	15,187.66	—	—	15,187.66
Bank Charges	101.79		—	101.79
Claims Funding*	34,731.67	—		34,731.67
Company Auto	2,130.13	—	—	2,130.13
Computer Costs	6,304.69	—	—	6,304.69
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	580.00	—	—	580.00
Forms & Printing	10,281.38	—	—	10,281.38
Insurance	—	—	—	—
Meals & Entertainment	529.27	—	—	529.27
Miscellaneous	2,824.45	—	—	2,824.45
Office Expense	6,308.95	—	—	6,308.95
Postage	1,978.58	—	—	1,978.58
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	50,928.86	—	—	50,928.86
Repairs & Maintenance	6,003.15	—	—	6,003.15
Roadgard	—	—	—	—
Seminars & Meetings	12,549.28	—	—	12,549.28
Taxes & Licenses	1,145.69	—	—	1,145.69
Telephone	26,866.20	—	—	26,866.20
Temporary Agency Staff	1,359.00	—	—	1,359.00
Travel	439.88	—	—	439.88
Utilities	4,503.43	—	—	4,503.43
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	516,617.53	—	516,617.53
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	2,691.84	—	—	2,691.84
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	187,445.90	516,617.53	—	704,063.43

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,268,042.97	516,617.53	—	1,784,660.50

	295,787.09	—	—	295,787.09

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,157,869.96
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,157,869.96

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Quick Credit Corporation, Inc.			Case	#	03-13213	Case No.	03-13213
Monthly Court Report for		March-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,486,960.87	1,486,960.87			1,486,960.87	—	—	1,486,960.87
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	60,563.61	60,563.61			60,563.61	—	—	60,563.61

SUBTOTAL	1,547,524.48	1,547,524.48	—	—	1,547,524.48	—	—	1,547,524.48

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(389,654.52)	(1,547,524.48)	934,752.11	223,117.85	(612,772.37)	223,117.85	—	(389,654.52)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,157,869.96	—	934,752.11	223,117.85	934,752.11	223,117.85	—	1,157,869.96

Cash Disbursements - Loans
Loan Proceeds Checks	676,869.80		676,869.80		676,869.80			676,869.80
Expenses related to Loans	32,566.40		32,566.40		32,566.40			32,566.40

Subtotal - Loans	709,436.20	—	709,436.20	—	709,436.20	—	—	709,436.20

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	6,206.61		6,206.61		6,206.61			6,206.61
Bank Charges	—		—		—	—	—	—
Claims Funding*	19,182.77		19,182.77		19,182.77			19,182.77
Company Auto	608.75		608.75		608.75	—	—	608.75
Computer Costs	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	5,137.81		5,137.81		5,137.81	—	—	5,137.81
Insurance	—		—		—	—	—	—
Meals & Entertainment	409.70		409.70		409.70	—	—	409.70
Miscellaneous	596.95		596.95		596.95	—	—	596.95
Office Expense	3,079.54		3,079.54		3,079.54	—	—	3,079.54
Postage	1,946.90		1,946.90		1,946.90	—	—	1,946.90
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	—		—		—	—	—	—
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	30,460.21		30,460.21		30,460.21	—	—	30,460.21
Repairs & Maintenance	3,227.28		3,227.28		3,227.28	—	—	3,227.28
Roadgard	—		—		—	—	—	—
Seminars & Meetings	366.12		366.12		366.12	—	—	366.12
Taxes & Licenses	8,308.32		8,308.32		8,308.32	—	—	8,308.32
Telephone	18,253.62		18,253.62		18,253.62	—	—	18,253.62
Temporary Agency Staff	50.00		50.00		50.00	—	—	50.00
Travel	1,009.13		1,009.13		1,009.13	—	—	1,009.13
Utilities	7,003.01		7,003.01		7,003.01	—	—	7,003.01
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	223,117.85		—	223,117.85	—	223,117.85	—	223,117.85
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	116,747.60		116,747.60		116,747.60	—	—	116,747.60
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	448,433.76	—	225,315.91	223,117.85	225,315.91	223,117.85	—	448,433.76

TOTAL ALL CASH DISBURSEMENTS	1,157,869.96	—	934,752.11	223,117.85	934,752.11	223,117.85	—	1,157,869.96

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,188,614.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,188,614.87

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Covington Credit of GA			Case	#	03-13209	Case No.	03-13206
Monthly Court Report for		March-04
FED ID#	58-1435012
CLOSED

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Sun Trust #0003601167228	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	32,717.95	11,832.19	20,885.76		—	—	32,717.95	—	—	32,717.95

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,457,178.27	45,386.06	111,891.50		1,299,900.71		1,457,178.27	—	—	1,457,178.27
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	113,594.61				113,594.61		113,594.61	—	—	113,594.61

SUBTOTAL	1,570,772.88	45,386.06	111,891.50	—	1,413,495.32	—	1,570,772.88	—	—	1,570,772.88

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(396,958.43)	(51,642.88)	(120,435.10)	—	(440,041.90)	215,161.45	(612,119.88)	215,161.45	—	(396,958.43)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,173,814.45	(6,256.82)	(8,543.60)	—	973,453.42	215,161.45	958,653.00	215,161.45	—	1,173,814.45

Cash Disbursements - Loans
							—
Loan Proceeds Checks	555,396.61				555,396.61		555,396.61			555,396.61
Expenses related to Loans	63,961.84				63,961.84		63,961.84			63,961.84

Subtotal - Loans	619,358.45	—	—	—	619,358.45	—	619,358.45	—	—	619,358.45

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	4,814.30				4,814.30		4,814.30			4,814.30
Bank Charges	—				—		—	—	—	—
Claims Funding*	10,192.02				10,192.02		10,192.02			10,192.02
Company Auto	1,298.94				1,298.94		1,298.94	—	—	1,298.94
Computer Costs	2,636.72				2,636.72		2,636.72	—	—	2,636.72
Dues And Subscriptions	89.92				89.92		89.92	—	—	89.92
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	4,708.95				4,708.95		4,708.95	—	—	4,708.95
Insurance	—				—		—	—	—	—
Meals & Entertainment	1,845.46				1,845.46		1,845.46	—	—	1,845.46
Miscellaneous	987.00				987.00		987.00	—	—	987.00
Office Expense	4,021.37				4,021.37		4,021.37	—	—	4,021.37
Postage	988.56				988.56		988.56	—	—	988.56
Prepaid Expenses	1,780.00				1,780.00		1,780.00	—	—	1,780.00
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	208.05				208.05		208.05	—	—	208.05
Rent	21,942.75				21,942.75		21,942.75	—	—	21,942.75
Repairs & Maintenance	2,763.35				2,763.35		2,763.35	—	—	2,763.35
Roadgard	—				—		—	—	—	—
Seminars & Meetings	661.60				661.60		661.60	—	—	661.60
Taxes & Licenses	5,813.69				5,813.69		5,813.69	—	—	5,813.69
Telephone	16,190.61				16,190.61		16,190.61	—	—	16,190.61
Temporary Agency Staff	156.00				156.00		156.00	—	—	156.00
Travel	2,016.95				2,016.95		2,016.95	—	—	2,016.95
Utilities	5,274.17				5,274.17		5,274.17	—	—	5,274.17
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	215,161.45				—	215,161.45	—	215,161.45	—	215,161.45
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	265,704.56				265,704.56		265,704.56	—	—	265,704.56
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	569,256.42	—	—	—	354,094.97	215,161.45	354,094.97	215,161.45	—	569,256.42

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,188,614.87	—	—	—	973,453.42	215,161.45	973,453.42	215,161.45	—	1,188,614.87

	17,917.53	5,575.37	12,342.16	—	—	—	17,917.53	—	—	17,917.53

Book Balance per bank rec.	17,917.53	5,575.37	12,342.16	—

In re:	Case No.	03-13206
Southern Finance of Tennesse. Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	760,072.52
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$760,072.52
FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Southern Finance of TN			Case	#	03-13206	Case No.	03-13206
Monthly Court Report for		March-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	204,575.48	75,366.32	54,029.18	—	—	75,179.98	204,575.48	—	—	204,575.48

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	817,798.75	34,780.60	26,284.82	223,416.93		533,316.40	817,798.75	—	—	817,798.75
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	1,147.25			1,147.25			1,147.25	—	—	1,147.25

SUBTOTAL	818,946.00	34,780.60	26,284.82	224,564.18	—	533,316.40	818,946.00	—	—	818,946.00

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(120,561.51)	(57,181.77)	(46,929.54)	397,385.34	138,123.00	(551,958.54)	(258,684.51)	138,123.00	—	(120,561.51)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	698,384.49	(22,401.17)	(20,644.72)	621,949.52	138,123.00	(18,642.14)	560,261.49	138,123.00	—	698,384.49

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	512,022.81			512,022.81			512,022.81			512,022.81
Expenses related to Loans	27,283.97			27,283.97			27,283.97			27,283.97

Subtotal - Loans	539,306.78	—	—	539,306.78	—	—	539,306.78	—	—	539,306.78

							—
							—
Cash Disbursements - Other							—
Advertising	6,109.78			6,109.78			6,109.78			6,109.78
Bank Charges	—			—			—	—	—	—
Claims Funding*	21,631.91			21,631.91			21,631.91			21,631.91
Company Auto	550.12			550.12			550.12	—	—	550.12
Computer Costs	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Dues And Subscriptions	2,336.00			2,336.00			2,336.00	—	—	2,336.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	5,363.57			5,363.57			5,363.57	—	—	5,363.57
Forms & Printing	2,534.94			2,534.94			2,534.94	—	—	2,534.94
Insurance	—			—			—	—	—	—
Meals & Entertainment	438.66			438.66			438.66	—	—	438.66
Miscellaneous	558.05			558.05			558.05	—	—	558.05
Office Expense	1,988.00			1,988.00			1,988.00	—	—	1,988.00
Postage	679.22			679.22			679.22	—	—	679.22
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	175.00			175.00			175.00	—	—	175.00
Rent	18,196.01			18,196.01			18,196.01	—	—	18,196.01
Repairs & Maintenance	917.29			917.29			917.29	—	—	917.29
Roadgard	—			—			—	—	—	—
Seminars & Meetings	16.80			16.80			16.80	—	—	16.80
Taxes & Licenses	1,053.08			1,053.08			1,053.08	—	—	1,053.08
Telephone	11,565.89			11,565.89			11,565.89	—	—	11,565.89
Temporary Agency Staff	—			—			—	—	—	—
Travel	1,388.13			1,388.13			1,388.13	—	—	1,388.13
Utilities	3,651.71			3,651.71			3,651.71	—	—	3,651.71
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	138,123.00			—	138,123.00		—	138,123.00	—	138,123.00
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	1,831.96			1,831.96			1,831.96	—	—	1,831.96
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	220,765.74	—	—	82,642.74	138,123.00	—	82,642.74	138,123.00	—	220,765.74

							—

TOTAL ALL CASH DISBURSEMENTS	760,072.52	—	—	621,949.52	138,123.00	—	621,949.52	138,123.00	—	760,072.52

	142,887.45	52,965.15	33,384.46	—	—	56,537.84	142,887.45	—	—	142,887.45

Book Balance per bank rec.	142,887.45	52,965.15	33,384.46			56,537.84

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	481,400.20
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$481,400.20

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Southern Management Corp			Case No.	03-13205	Case No.	03-13205
Monthly Court Report for		March-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(529,092.56)		430,245.91	(890,722.45)	(68,616.02)	(529,092.56)	—	—	(529,092.56)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(190,309.87)		(190,309.87)			(190,309.87)	—	—	(190,309.87)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	198,662.99		198,662.99			198,662.99	—	—	198,662.99

SUBTOTAL	8,353.12	—	8,353.12	—	—	8,353.12	—	—	8,353.12

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	654,077.99	100,000.00	78,170.39	356,657.35	119,250.25	534,827.74	119,250.25	—	654,077.99
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	662,431.11	100,000.00	86,523.51	356,657.35	119,250.25	543,180.86	119,250.25	—	662,431.11

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	9,625.05			9,625.05		9,625.05			9,625.05
Bank Charges	—			—		—	—	—	—
Claims Funding*	4,419.13			4,419.13		4,419.13			4,419.13
Company Auto	32,864.36			32,864.36		32,864.36	—	—	32,864.36
Computer Costs	633.42			633.42		633.42	—	—	633.42
Dues And Subscriptions	46,152.00			46,152.00		46,152.00	—	—	46,152.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,072.29			4,072.29		4,072.29	—	—	4,072.29
Fixed Assets	—			—		—	—	—	—
Forms & Printing	2,418.17			2,418.17		2,418.17	—	—	2,418.17
Insurance	13,042.43			13,042.43		13,042.43	—	—	13,042.43
Meals & Entertainment	492.17			492.17		492.17	—	—	492.17
Miscellaneous	125.00			125.00		125.00	—	—	125.00
Office Expense	2,016.38			2,016.38		2,016.38	—	—	2,016.38
Postage	11,609.33			11,609.33		11,609.33	—	—	11,609.33
Prepaid Expenses	16,186.33			16,186.33		16,186.33	—	—	16,186.33
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	1,425.00			1,425.00		1,425.00	—	—	1,425.00
Rent	16,292.93			16,292.93		16,292.93	—	—	16,292.93
Repairs & Maintenance	124.88			124.88		124.88	—	—	124.88
Roadgard	—			—		—	—	—	—
Seminars & Meetings	27,547.75			27,547.75		27,547.75	—	—	27,547.75
Taxes & Licenses	3,186.45			3,186.45		3,186.45	—	—	3,186.45
Telephone	13,141.28			13,141.28		13,141.28	—	—	13,141.28
Temporary Agency Staff	6,161.51			6,161.51		6,161.51	—	—	6,161.51
Travel	2,345.98			2,345.98		2,345.98	—	—	2,345.98
Utilities	(495.00)			(495.00)		(495.00)	—	—	(495.00)
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	158,159.36			—	158,159.36	—	158,159.36	—	158,159.36
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	109,900.46			109,900.46		109,900.46	—	—	109,900.46
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	(46.46)	(46.46)		—		(46.46)	—	—	(46.46)

Total Other Cash Disbursements	481,400.20	(46.46)	—	323,287.30	158,159.36	323,240.84	158,159.36	—	481,400.20

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	481,400.20	(46.46)	—	323,287.30	158,159.36	323,240.84	158,159.36	—	481,400.20

	(348,061.65)	100,046.46	516,769.42	(857,352.40)	(107,525.13)	(309,152.54)	(38,909.11)	—	(348,061.65)

Book Balance per bank rec.	(348,061.65)	100,046.46	516,769.42	(857,352.40)	(107,525.13)

In re:	Case No.	03-13207
Southern Financial Management Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION	TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Southern Management -DORMANT			Case	#	03-13207	Case No.	03-13207
Monthly Court Report for		March-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements -Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

.	—	—	—	—		—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP Cash Disbursements for Southern Management -Lousiana-InActive			Case #	03-13210	Case No.	03-13210
Monthly Court Report for		March-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00
Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru March 31, 2004

	Premium Finance	Commercial Lending	Insurance Group				Total Continuing Ops.		Discontinued Ops TICO	Total Company
				Southern	Corporate	Eliminations
Net Interest Income
Interest Income	295,812	7,815	—	19,007,663	—	—	19,311,289	66.2%	6,351,555	25,662,844
I/B Income	—	—	—	—	—	—	—	0.0%	2,258,797	2,258,797
Fee Income	226,263	105,384	—	1,987,493	—	—	2,319,139	8.0%	32,008	2,351,147
Late Charges	75,290	—	—	1,401,804	—	—	1,477,094	5.1%	747,697	2,224,791

Total Interest Income	597,364	113,199	—	22,396,959	—	—	23,107,522	79.3%	9,390,057	32,497,580
Interest Expense	85,263	31,238	0	1,373,304	(73,483)	—	1,416,323	4.9%	2,310,615	3,726,938

Net Interest Income	512,101	81,960	(0)	21,023,655	73,483	—	21,691,200	74.4%	7,079,442	28,770,642
Provision for Loan Losses
P&L Recoveries	(7,242)	(110)	—	(244,786)	—	—	(252,138)	-0.9%	(568,658)	(820,796)
Reserves	—	25,000	—	(625,735)	—	—	(600,735)	-2.1%	3,161,859	2,561,125
Cash	272,803	—	1,092	6,360,975	—	—	6,634,871	22.8%	14,334,174	20,969,045

Total Provision	265,561	24,890	1,092	5,490,455	—	—	5,781,998	19.8%	16,927,376	22,709,374
Net Interest included Provision	246,540	57,071	(1,092)	15,533,200	73,483	—	15,909,201		(9,847,934)	6,061,267
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	3,585,829	—	—	3,585,829	12.3%	1,180,644	4,766,473
Insurance Commissions	—	—	1,500,087	(505,291)	—	—	994,796	3.4%	37,019	1,031,815
Earned Insurance	—	—	—	—	—	—	—	0.0%	249,837	249,837
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	441	107,744	—	—	108,185	0.4%	—	108,185
Other Income	—	98,075	253,387	782,752	220,789	—	1,355,004	4.6%	(3,151,770)	(1,796,766)

Total Direct Income	—	98,075	1,753,915	3,971,035	220,789	—	6,043,814	20.7%	(1,684,269)	4,359,544
Total Revenue	597,364	211,274	1,753,915	26,367,994	220,789	—	29,151,336	100.0%	7,705,788	36,857,124

Expenses
Personnel
Salaries & Wages	41,888	64,852	714,410	6,929,904	704,510	—	8,455,563	29.0%	2,737,013	11,192,576
Commissions/Bonus	—	12,562	198,056	597,921	88,923	—	897,462	3.1%	142,120	1,039,582
Benefits	3,844	5,448	74,028	602,171	52,168	—	737,659	2.5%	278,453	1,016,112
Taxes	3,555	6,290	76,551	725,200	50,690	—	862,285	3.0%	351,294	1,213,579
Other	—	—	18,055	67,669	37,566	—	123,290	0.4%	70,944	194,233

Total Personnel	49,287	89,153	1,081,099	8,922,864	933,856	—	11,076,259	38.0%	3,579,824	14,656,083
Building
Rent	119	3,900	110,055	995,829	68,366	—	1,178,269	4.0%	533,184	1,711,454
Utilities	—	0	20,915	234,302	18,304	—	273,521	0.9%	87,279	360,800
Depreciation	9,943	1,185	53,879	360,961	108,373	—	534,341	1.8%	270,811	805,153
Other	428	257	—	57,659	12,079	—	70,423	0.2%	109,340	179,762

Total Building	10,490	5,342	184,849	1,648,751	207,122	—	2,056,554	7.1%	1,000,615	3,057,169
Telecommunications
Telephone	3,130	2,947	43,631	483,818	54,133	—	587,660	2.0%	227,132	814,792
Computers	8,508	1,052	56,120	125,899	39,061	—	230,640	0.8%	201,874	432,513
Office Expense	866	415	16,583	350,964	23,580	—	392,408	1.3%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	12,504	4,415	115,783	960,681	116,773	—	1,210,156	4.2%	520,113	1,730,269
Advertising	—	113	21,835	655,620	24,087	—	701,654	2.4%	161,486	863,141
Reinsurance Claims Expense	—	—	—	646,023	—	—	646,023	2.2%	368,097	1,014,119
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	282,989	282,989
Professional Fees	2,010	8,818	6,754	43,456	3,159,750	—	3,220,788	11.0%	140,834	3,361,622
Collection Expense	1,113	—	—	18,240	—	—	19,353	0.1%	299,826	319,179
Travel	—	4,399	12,751	446,034	103,094	—	566,279	1.9%	144,894	711,173
Office Expense	14,761	1,057	36,581	369,670	74,738	—	496,807	1.7%	219,986	716,794
Entertainment	—	68	—	187,169	35	—	187,273	0.6%	64	187,337
Amortization	—	—	53,095	103,651	—	—	156,746	0.5%	33,298	190,044
Taxes & Licenses	3,964	1,656	9,844	119,560	18,159	—	153,182	0.5%	104,845	258,027
Other	(55)	15,575	130,505	853,056	123,155	—	1,122,236	3.8%	1,011,484	2,133,720

Total Other Expense	18,670	18,356	230,025	1,633,106	216,087	—	2,116,244	7.3%	1,369,678	3,485,922

Total Direct Expense	444,900	186,724	1,654,189	21,838,533	4,687,286	—	28,811,631	98.8%	27,106,346	55,917,978
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	152,465	24,550	84,629	4,507,603	(4,387,045)	—	382,201	1.3%	(19,443,055)	(19,060,854)
Income Tax (34%)	—	—	64,525	1,329,971	(2,460,470)	—	(1,065,973)	-3.7%	(2,300,412)	(3,366,385)

Net Income	152,465	24,550	20,104	3,177,631	(1,926,575)	—	1,448,175	5.0%	(17,142,643)	(15,694,469)

THE THAXTON GROUP MONTHLY OPERATING REPORT MARCH 2004	New Agreement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	March-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*” Insideris defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	March-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor-3 (Con’t)

The Thaxton Group

Balance Sheet

3/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	(27,764)	—	(68,494)	725,781	42,420,807	—	43,050,330	754,799	—	754,799	43,805,130
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	3,418,156	1,572,618	—	70,775,427	—	—	75,766,201	78,003,712	—	78,003,712	153,769,913
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(91,976)	—	—	(11,484,967)	—	—	(11,576,943)	(8,187,037)	—	(8,187,037)	(19,763,980)
Loss Reserve	(317,000)	(225,000)	—	(4,703,192)	(25,000)	—	(5,270,192)	(11,625,617)	—	(11,625,617)	(16,895,809)
Unearned Insurance	—	—	—	(792,928)	—	—	(792,928)	(1,654,021)	(2,591,810)	(4,245,831)	(5,038,760)
Dealer Holdback	—	—	—	—	—	—	—	(629,159)	—	(629,159)	(629,159)
Premises and Equipment, GROSS	173,157	71,891	1,158,695	6,534,546	1,101,830	—	9,040,119	4,453,416	—	4,453,416	13,493,535
Accumulated Depreciation	(142,607)	(69,581)	(1,027,258)	(4,228,506)	(656,179)	—	(6,124,131)	(3,444,646)	—	(3,444,646)	(9,568,777)
Accounts Receivable	78,326	—	189,097	132,918	5,989	—	406,330	1,772,710	(1,467,083)	305,627	711,957
Repossessed Automobiles	—	—	—	—	—	—	—	310,158	—	310,158	310,158
Intercompany Balance	(2,379,812)	(1,023,449)	(6,432,378)	(40,510,303)	146,107,323	(6,248,675)	89,512,707	(99,100,797)	9,588,090	(89,512,707)	0
Goodwill	348,938	—	353,379	19,376,269	—	—	20,078,587	13,662,106	—	13,662,106	33,740,693
Other Intangible Assets	—	—	2,030,601	2,222	—	—	2,032,824	—	—	—	2,032,824
Accumulated Amortization	(220,994)	—	(1,206,123)	(1,375,312)	—	—	(2,802,430)	(1,127,322)	—	(1,127,322)	(3,929,752)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	617,857	617,857	617,857
Prepaid Assets	1,965	1,231	139,574	1,320,107	3,343,431	—	4,806,307	314,658	—	314,658	5,120,966
Other Assets	—	—	198,105	(377,045)	552,508	—	373,568	43,138	265,981	309,119	682,688

Total Assets	840,391	327,710	(4,664,802)	35,395,018	217,108,316	(18,309,595)	230,697,038	(26,453,903)	6,413,035	(20,040,868)	210,656,171
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,785,915	—	2,787,425	32,347	—	32,347	2,819,772
Notes Payable	—	—	67,738	—	96,464,006	—	96,531,745	—	—	—	96,531,745
Subordinated Notes Payable	—	—	—	—	120,877,506	—	120,877,506	1,896,058	—	1,896,058	122,773,564
Accounts Payable	4,236	1,509	88,529	700,442	122,700	—	917,416	527,344	326,951	854,295	1,771,712
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	64,525	1,229,336	(5,897,335)	—	(4,603,474)	(2,282,061)	100,636	(2,181,425)	(6,784,900)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	33,507	6,164	44,757	2,204,267	700,985	—	2,989,679	327,555	8,171	335,726	3,325,404
Other Liabilities	287,730	183,234	86,539	73,024	(348,014)	—	282,513	200,727	745,159	945,887	1,228,400

Total Liabilities	325,473	190,907	353,599	4,207,357	215,765,990	—	220,843,326	701,970	1,398,313	2,100,283	222,943,609
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,585	8,835,246	(3,319,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(4,843,045)	(18,010,334)	1,463,665	(23,179,341)	4,704,482	(18,474,859)	(17,011,194)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	49,521	8,789	107,542	2,037,825	(2,283,478)	—	(79,800)	(3,976,532)	310,240	(3,666,292)	(3,746,092)

Total Stockholders’ Equity	514,918	136,803	(5,018,400)	31,187,661	1,342,326	(18,309,595)	9,853,713	(27,155,873)	5,014,722	(22,141,151)	(12,287,438)
Total Liabilities & Stockholders’ Equity	840,391	327,710	(4,664,802)	35,395,018	217,108,316	(18,309,595)	230,697,038	(26,453,903)	6,413,035	(20,040,868)	210,656,171

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	38077

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$218,193.17	$218,193.17	Bi-Weekly	EFT	0
FICA-Employee	0	$195,414.27	$195,414.27	Bi-Weekly	EFT	0
FICA-Employer	0	$146,579.76	$146,579.76	Bi-Weekly	EFT	0
Unemployment	0	$11,869.80	$11,869.80	Bi-Weekly	EFT	0
Income	0
Other:	0
Total Federal Taxes	$0.00	$572,057.00	$572,057.00	$0.00		$0.00

State and Local
Withholding	0	$82,318.83	$82,318.83	Bi-Weekly		0
Sales	0			None
Excise	0			N/A
Unemployment	0	$52,667.04	$52,667.04	Bi-Weekly		0
Real Property	0	$4,812.67	$4,812.67
Personal Property	0	$21,053.73	$21,053.73
Other:	0	$79,949.05	$79,949.05			0

Total State and Local Taxes	$0.00	$240,801.32	$240,801.32	$0.00		$0.00

TOTAL TAXES		$812,858.32	$812,858.32			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	52,783	0				52,783
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$52,782.66	$0.00	$0.00	$0.00	$0.00	$52,782.66

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402	March-04
Monthly Court Report for

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(7,090.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(7,090.80)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,104,715.09	13,471.68	17,612.53	76,706.94	242,072.65	25,160.48	63,400.63	8,889.42	212,044.90	26,164.15	123,801.85	8,112.15	15,124.94	197,902.79	74,249.98
Outstanding Checks - Adjustment	3,048.20														3,048.20
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	1,107,763.29	13,471.68	17,612.53	76,706.94	242,072.65	25,160.48	63,400.63	8,889.42	212,044.90	26,164.15	123,801.85	8,112.15	15,124.94	197,902.79	77,298.18

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	1,161,847.24	13,471.68	17,612.53	76,706.94	242,072.65	25,160.48	63,400.63	8,889.42	212,044.90	26,164.15	123,801.85	8,112.15	15,124.94	197,902.79	131,382.13
Employee Witholding of Insurance/etc	(57,132.15)														(57,132.15)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	1,104,715.09	13,471.68	17,612.53	76,706.94	242,072.65	25,160.48	63,400.63	8,889.42	212,044.90	26,164.15	123,801.85	8,112.15	15,124.94	197,902.79	74,249.98

	(4,042.60)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(4,042.60)

															(4,042.60)

THE THAXTON GROUP Cash Disbursements for Consolidated Payroll Account - THE THAXTON	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(7,090.80)	0.00	(7,090.80)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	1,104,715.09	0.00	1,104,715.09
Outstanding Checks - Adjustment	0.00	3,048.20	0.00	3,048.20
	0.00	0.00	0.00	0.00
-	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	1,107,763.29	0.00	1,107,763.29

Cash Disbursments
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	1,161,847.24		1,161,847.24
Employee Witholding of Insurance/etc	0.00	(57,132.15)		(57,132.15)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	1,104,715.09	0.00	1,104,715.09

	0.00	(4,042.60)	0.00	(4,042.60)

PAYROLL - THE THAXTON GROUP

	Period Ending 3/5/2004	Period Ending 3/19/2004	Total
Corporate
Salary expense	$62,027.29	$57,997.26	$120,024.55
FICA/FUTA/SUTA	$5,083.04	$4,619.24	$9,702.28
401(k) match	$595.60	$600.42	$1,196.02
Overtime	$109.97	$349.31	$459.28
	$—	$—

Total	$67,815.90	$63,566.23	$131,382.13
Tico Premium
Salary expense	$3,666.52	$3,666.52	$7,333.04
FICA/FUTA/SUTA	$361.36	$322.95	$684.31
401(k) match	$47.40	$47.40	$94.80

Total	$4,075.28	$4,036.87	$8,112.15
Commercial Lending
Salary expense	$6,064.22	$6,064.22	$12,128.44
FICA/FUTA/SUTA	$648.06	$484.77	$1,132.83
401(k) match	$166.04	$118.68	$284.72
Commissions	$1,578.95	$—	$1,578.95

Total	$8,457.27	$6,667.67	$15,124.94
Thaxton Insurance Group
Salary expense	$67,711.61	$68,524.60	$136,236.21
FICA/FUTA/SUTA	$6,607.67	$10,022.14	$16,629.81
401(k) match	$996.21	$1,915.32	$2,911.53
Overtime	$689.20	$1,571.97	$2,261.17
Commissions	$—	$33,729.06	$204,512.90
Bonus	$500.01	$5,635.00	$6,135.01

Total	$76,504.70	$121,398.09	$197,902.79
Tico
Salary expense	$291,799.34	$380,504.60	$672,303.94
FICA/FUTA/SUTA	$33,016.33	$37,558.14	$70,574.47
401(k) match	$1,376.51	$1,358.11	$2,734.62
Overtime	$12,960.83	$7,226.13	$20,186.96
Commissions	$—	$—	$—
Bonus	$24,327.17	$19,198.07	$43,525.24

Total	$363,480.18	$445,845.05	$809,325.23
Period Total	$520,333.33	$641,513.91	$1,161,847.24
Tax levy			$—
Employee savings			$—
Checks			$—
Manual checks			$—
401(k) payable	$(11,071.22)	$(14,380.73)	$(25,451.95)
Payable to reimbursement	$(1,229.65)	$(1,758.50)	$(2,988.15)
Avance			$—
Dental insurance	$(1,026.92)	$(866.50)	$(1,893.42)
Cancer insurance	$(737.06)	$(709.75)	$(1,446.81)
Life insurance	$(1,091.82)	$(1,028.14)	$(2,119.96)
Contingent health liability	$(11,701.87)	$(11,529.99)	$(23,231.86)
Other deductions			$—
Company car			$—

	$493,474.79	$611,240.30	$1,104,715.09
	$(26,858.54)	$(30,273.61)	$(57,132.15)
Net Checks	$29,226.72	$28,123.12	$57,349.84
Direct Deposits	$307,514.68	$314,513.70	$622,028.38
Wage Garnishments	$1,599.57	1,650.55	$3,250.12
Federal Tax	$47,473.34	56,061.31	$103,534.65
EE SS Tax	$28,375.03	35,368.98	$63,744.01
ER SS Tax	$28,375.08	35,367.03	$63,742.11
EE Med Tax	$6,636.12	8,271.97	$14,908.09
ER Med Tax	$6,638.11	8,271.32	$14,909.43
State/local Tax	$21,028.17	25,285.23	$46,313.40
Futa	$2,390.45	1,889.86	$4,280.31
Suta	$9,448.30	8,501.98	$17,950.28
Adjustments	$4,769.22	87,935.25	$92,704.47

GRAND TOTAL	$493,474.79	611,240.30	$1,104,715.09

reconciliation	$—	$—	$—
Accrual	$26,858.54	$30,273.61	$57,132.15

PAYROLL - TICO

	Period Ending 3/5/2004	Period Ending 3/19/2004	Total
SC/VA
Salary expense	$88,827.87	$86,325.39	$175,153.26
FICA/FUTA/SUTA	$10,020.31	$8,815.14	$18,835.45
401(k) match	$360.72	$358.16	$718.88
Overtime	$5,954.51	$5,487.85	$11,442.36
Commissions	$—	$—	$—
Bonus	$5,649.98	$244.97	$5,894.95

Total	$110,813.39	$101,231.51	$212,044.90
AL
Salary expense	$5,808.67	$5,926.00	$11,734.67
FICA/FUTA/SUTA	$580.22	$541.23	$1,121.45
SUBTOTAL	$—	$—	$230,795.97
401(k) match	$134.97	$40.58	$175.55
Overtime	$—	$—	$—
Commissions	$440.01	$—	$440.01

Total	$6,963.87	$6,507.81	$13,471.68
NC
Salary expense	$10,649.28	$9,941.53	$20,590.81
FICA/FUTA/SUTA	$1,335.66	$1,042.59	$2,378.25
401(k) match	$169.69	$144.95	$314.64
Overtime	$263.20	$13.56	$276.76
Commissions	$—	$—	$—
Bonus	$1,600.02	$—	$1,600.02

Total	$14,017.85	$11,142.63	$25,160.48
GA
Salary expense	$7,927.19	$7,953.02	$15,880.21
FICA/FUTA/SUTA	$747.66	$692.61	$1,440.27
401(k) match	$—	$—	$—
Overtime	$232.05	$—	$232.05
Commissions	$—	$—	$—
Bonus	$60.00	$—	$60.00

Total	$8,966.90	$8,645.63	$17,612.53
MS
Salary expense	$56,222.71	$137,753.98	$193,976.69
FICA/FUTA/SUTA	$6,865.89	$13,902.67	$20,768.56
401(k) match	$71.75	$126.24	$197.99
Overtime	$3,964.24	$484.98	$4,449.22
Commissions	$—	$—	$—
Bonus	$4,994.96	$17,685.23	$22,680.19

Total	$72,119.55	$169,953.10	$242,072.65

PAYROLL - TICO

	Period Ending 3/5/2004	Period Ending 3/19/2004	Total
OH
Salary expense	$25,685.95	$25,744.24	$51,430.19
FICA/FUTA/SUTA	$3,814.03	$3,214.68	$7,028.71
401(k) match	$90.42	$89.14	$179.56
Overtime	$1,668.87	$490.89	$2,159.76
Commissions	$—	$—	$—
Bonus	$2,268.52	$333.89	$2,602.41

Total	$33,527.79	$29,872.84	$63,400.63
KY
Salary expense	$33,869.10	$32,364.02	$66,233.12
FICA/FUTA/SUTA	$3,639.04	$2,981.38	$6,620.42
401(k) match	$132.95	$130.78	$263.73
Overtime	$555.25	$175.46	$730.71
Commissions	$—	$—	$—
Bonus	$2,724.98	$133.98	$2,858.96

Total	$40,921.32	$35,785.62	$76,706.94
TN
Salary expense	$11,046.46	$12,050.83	$23,097.29
FICA/FUTA/SUTA	$1,234.43	$1,214.37	$2,448.80
401(k) match	$—	$—	$—
Overtime	$187.74	$70.32	$258.06
Commissions	$—	$—	$—
Bonus	$360.00	$—	$360.00

Total	$12,828.63	$13,335.52	$26,164.15
Corp
Salary expense	$48,609.99	$58,190.97	$106,800.96
FICA/FUTA/SUTA	$4,362.21	$4,554.05	$8,916.26
401(k) match	$520.29	$478.15	$998.44
Overtime	$—	$57.49	$57.49
Commissions	$—	$—	$—
Bonus	$6,228.70	$800.00	$7,028.70

Total	$59,721.19	$64,080.66	$123,801.85
Modern
Salary expense	$3,152.12	$4,254.62	$7,406.74
FICA/FUTA/SUTA	$416.88	$599.42	$1,016.30
401(k) match	$30.69	$30.69	$61.38
Overtime	$—	$405.00	$405.00
Commissions	$—	$—	$—
Bonus	$—	$—

Total	$3,599.69	$5,289.73	$8,889.42
Period Total	$363,480.18	$445,845.05	$809,325.23

THE THAXTON GROUP		Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	March-04			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(68,616.02)	—	—	—	—	—		(68,616.02)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,800,084.97	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	226,775.38
Outstanding Checks	(107,525.13)					—		(107,525.13)
	—

Total Cash Receipts and Transfers	1,692,559.84	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	119,250.25

Cash Disbursements - Loans
Gross Wages	1,558,799.66	52,146.63	478,583.53	390,272.79	196,628.38	204,874.60	125,891.12	110,402.61
Federal Tax	114,768.71	3,681.68	35,428.29	25,169.27	13,654.13	13,134.42	10,043.92	13,657.00
SS Tax	94,630.90	3,132.95	29,111.80	23,740.73	12,010.63	12,402.68	7,647.09	6,585.02
Med Tax	22,131.27	732.72	6,808.35	5,552.29	2,808.88	2,900.61	1,788.42	1,540.00
EIC	(145.89)	—	—	(145.89)	—	—	—	—
State Tax	36,005.43	1,692.00	43.91	14,036.21	6,950.36	7,572.73	103.97	5,606.25
Advance	912.50	—	137.50	—	200.00	—	450.00	125.00
Mileage	(41,428.68)	(1,261.75)	(11,797.00)	(13,705.50)	(4,767.50)	(6,839.75)	(3,286.48)	229.30
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	1,930.96	—	—	150.00	—	—	1,780.96	—
STD	1,755.60	48.51	600.60	427.35	210.21	221.76	136.29	110.88
Medical	23,981.13	1,367.08	6,594.58	5,167.68	2,146.53	3,399.50	2,061.28	3,244.48
401K Loans	5,245.72	—	2,914.64	600.92	604.38	99.32	—	1,026.46
401K Deducts	13,422.38	768.68	4,600.49	3,265.55	2,333.80	335.63	124.51	1,993.72
AHL Dental	5,226.08	164.42	1,395.46	1,378.62	605.74	794.10	475.74	412.00
AHL Cancer	1,499.76	58.64	504.60	414.18	161.14	181.98	14.70	164.52
AHL Life	2,867.07	111.08	791.78	753.12	358.60	429.79	203.50	219.20
Flex Med	1,522.60	—	481.58	582.42	—	—	—	458.60
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	20.00	—	—	—	—	10.00	10.00	—
Garnishment fee	102.00	2.00	21.00	39.00	5.00	17.00	12.00	6.00
Garnishment	528.28	—	306.10	(138.96)	—	361.14	—	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	7,115.77	100.00	1,488.69	2,609.88	563.00	833.70	1,020.00	500.50
Tax Levy	190.00	—	—	190.00	—	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	25,111.17	1,358.66	8,040.02	1,794.26	2,580.90	(155.83)	3,002.50	8,490.66
	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	1,266,298.07	41,548.62	399,151.16	320,125.92	158,623.48	169,019.99	103,305.22	74,523.68
Prepays and voids	150,810.73	13,078.16	66,087.87	37,673.65	7,612.78	13,284.95	13,073.32	—
DD Reversals & adjs.	2,100.76	—	666.22	600.80	—	833.74	—	—
Net DD/live checks	1,075,415.40	28,470.46	333,729.51	283,886.81	151,010.70	113,562.34	90,231.90	74,523.68
	16,609.65	1,358.66	8,040.02	1,794.26	2,580.90	(166.69)	3,002.50	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	532,901.11	—	—	—	—	—	—	14,110.33
Direct Deposits	585,819.89	—	—	—	—	—	—	60,653.40
Wage Garnishments	7,652.80	100.00	1,794.79	2,660.92	723.00	1,194.84	1,020.00	500.50
Federal Tax	114,658.52	3,681.68	35,428.29	25,059.08	13,654.13	13,134.42	10,043.92	13,657.00
EE SS Tax	94,630.90	3,132.95	29,111.80	24,670.63	12,010.63	11,472.78	7,647.09	6,585.02
ER SS Tax	94,630.84	3,132.94	29,111.77	24,670.59	12,010.66	11,472.81	7,647.04	6,585.03
EE Med Tax	22,131.27	732.72	6,808.35	5,589.81	2,808.88	2,863.09	1,788.42	1,540.00
ER Med Tax	22,131.40	732.71	6,808.40	5,769.78	2,808.94	2,683.11	1,788.42	1,540.04
State Tax	36,005.43	1,692.00	43.91	14,036.21	6,950.36	7,572.73	103.97	5,606.25
Futa	7,589.49	217.18	2,480.75	1,937.42	915.62	1,129.25	615.52	293.75
Suta	34,716.76	656.90	9,840.05	8,268.03	6,861.51	4,798.90	2,999.35	1,292.02
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,689,607.14	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	116,297.55
Manual Checks	41,861.81							41,861.81

Total Other Cash Disbursements	1,731,468.95	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	158,159.36

TOTAL ALL CASH DISBURSEMENTS	1,731,468.95	55,783.54	516,617.53	424,506.22	215,161.45	223,117.85	138,123.00	158,159.36

	(107,525.13)	—	—	—	—	—	—	(107,525.13)

Book Balance per bank rec.	(107,525.13)		—		—	—		(107,525.13)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	—
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(68,616.02)	—	(68,616.02)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,800,084.97	—	1,800,084.97
Outstanding Checks	—	(107,525.13)	—	(107,525.13)
	—	—	—	—

Total Cash Receipts and Transfers	—	1,692,559.84	—	1,692,559.84

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,558,799.66
Federal Tax	—	114,768.71
SS Tax	—	94,630.90	—	94,630.90
Med Tax	—	22,131.27
EIC	—	(145.89)	—	(145.89)
State Tax	—	36,005.43	—	36,005.43
Advance	—	912.50	—	912.50
Mileage	—	(41,428.68)	—	(41,428.68)
Miscellaneous	—	—	—	—
Shortage	—	1,930.96	—	1,930.96
STD	—	1,755.60	—	1,755.60
Medical	—	23,981.13	—	23,981.13
401K Loans	—	5,245.72	—	5,245.72
401K Deducts	—	13,422.38	—	13,422.38
AHL Dental	—	5,226.08	—	5,226.08
AHL Cancer	—	1,499.76	—	1,499.76
AHL Life	—	2,867.07	—	2,867.07
Flex Med	—	1,522.60	—	1,522.60
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	20.00	—	20.00
Garnishment fee	—	102.00	—	102.00
Garnishment	—	528.28	—	528.28
Bankrpc	—	160.00	—	160.00
Child support	—	7,115.77	—	7,115.77
Tax Levy	—	190.00	—	190.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	25,111.17	—	25,111.17
	—	—	—	—
Gross To Net (includes adj.)	—	1,266,298.07	—	1,266,298.07
Prepays and voids	—	150,810.73	—	150,810.73
DD Reversals & adjs.	—	2,100.76	—	2,100.76
Net DD/live checks	—	1,075,415.40	—	1,075,415.40
	—	16,609.65	—	16,609.65
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	532,901.11	—	532,901.11
Direct Deposits	—	585,819.89	—	585,819.89
Wage Garnishments	—	7,652.80	—	7,652.80
Federal Tax	—	114,658.52		114,658.52
EE SS Tax	—	94,630.90		94,630.90
ER SS Tax	—	94,630.84		94,630.84
EE Med Tax	—	22,131.27		22,131.27
ER Med Tax	—	22,131.40		22,131.40
State Tax	—	36,005.43		36,005.43
Futa	—	7,589.49		7,589.49
Suta	—	34,716.76		34,716.76
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,689,607.14		1,689,607.14
Manual Checks	—	41,861.81		41,861.81

Total Other Cash Disbursements	—	1,731,468.95	—	1,731,468.95

TOTAL ALL CASH DISBURSEMENTS	—	1,731,468.95	—	1,731,468.95

	—	(107,525.13)	—	(107,525.13)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	March-04

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$179,036,628.47
Plus Amounts billed during the period	$18,971,333.23
Sold Receivables during month	(24,323,762.34)
Less Amounts collected during the period	(18,914,287.22)
Total Accounts Receivable at the end of the reporting period	$154,769,912.14

Amount
Accounts Receivable Aging
0-30 days old	$139,510,385.92
31-60 days old	$5,081,424.00
61-90 days old	$3,493,283.82
91+ days old	$5,684,818.40
Total Accounts Receivable	$153,769,912.14
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$153,769,912.14

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

1.	Assets (receivables) of Tico Mississippi were sold on March 10, 2004 to Gulfco of Alabama, Inc. for the amount of $12,302,294.19

Form Mor -5

THE THAXTON GROUP, Inc. Schedule of Aged Accounts Receivable and Post Accounts Payable
By Operating Group
As of 3/31/2004

Aged Accounts Receivable

(Gross Balance as of 3/31/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$131,174,893	$64,509,112	$63,484,972	$467,975	$2,712,834
Potential (1-30)	$8,335,493	$2,392,929	$4,820,962	$543,632	$577,970
31-60 Days	$5,081,424	$1,522,446	$3,280,532	$209,542	$68,904
61-90 Days	$3,493,284	$852,136	$2,576,395	$6,305	$58,448
91 and Over	$5,684,818	$1,498,804	$3,840,850	$345,164	$—
Total Delinquency	$22,595,020	$6,266,315	$14,518,740	$1,104,643	$705,322
Total Gross Receivables	$153,769,912	$70,775,427	$78,003,712	$1,572,618	$3,418,156
Post Accounts Payable
(As of 3/26/04)			$3,751,022	TICO’S ME REPORT
			$77,913,884	TICO’S ME REPORT
Southern Management	$52,783
Tico Credit	$—		(18,908,399.59)	MS SOLD
Commercial Lending	$—		(46,027.76)	AL CHG
Tico Premium	$—		(207,331.75)	GA CHG
Thaxton Insurance	$—		(706,510.80)	KY CHG
Corporate	$—		(270,699.94)	NC CHG
			(1,212,199.63)	OH CHG
Total	$52,783		(2,748,116.61)	SC/VA CHG
			(224,476.26)	TN CHG
			(24,323,762.34)	TOTAL CHG IN OS

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	Page 1	Inserts into March MOR.xls, AR AP

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	March

			HOLDING COMPANY	HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium
Beginning Inter-company balance as of 2/29 per G/L Trial Balance	—	(6,248,675.00)	164,175,359.00			(6,604,673.00)	(994,106.00)	(2,766,379.00)

Cash Transfers between companies	—		(7,770,450.41)			408,556.66
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(920,094.53)			(25,691.98)	(29,343.00)	386,567.00
separate cost centers as opposed to separate companies	—		—
	—		—
Allocations of:	—		—
	—		—
Home Office allocation	—		—
Interest allocation	—		583,435.34
Payroll	—		1,064,453.02			(209,102.79)
Analysis charges	—		10,615.38			(1,466.69)
Audit accrual	—
Transfer of subnotes	—		—
Sale of branches	—		(11,035,993.60)				—	—
	—		—

General Ledger as of 3/31/04	—	(6,248,675.00)	146,107,324.20	—	—	(6,432,377.80)	(1,023,449.00)	(2,379,812.00)

	—	(6,248,675.00)	146,107,324.20	—	—	(6,432,377.80)	(1,023,449.00)	(2,379,812.00)

Balance Sheet - March 31, 2004
			146,107,324.20	—	—	(6,432,377.80)	(1,023,449.00)	(2,379,812.00)

	HOLDING COMPANY				INACTIVE	INACTIVE
	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Paragon, Inc	Modern Central Recovery	Non-Bankrupt Companies
Beginning Inter-company balance as of 2/29 per G/L Trial Balance		(45,370,413.00)	(115,488,839.00)

Cash Transfers between companies		1,059,715.22	6,302,178.53
Expenses paid by Corporate - expensed in subsidiaries (treated as		334,021.73	254,540.78
separate cost centers as opposed to separate companies

Allocations of:

Home Office allocation
Interest allocation		(243,262.97)	(340,172.37)
Payroll			(855,350.23)
Analysis charges			(9,148.69)
Audit accrual
Transfer of subnotes			—
Sale of branches		—	11,035,993.60

General Ledger as of 3/31/04	—	(44,219,939.02)	(99,100,797.38)	—	—	—	—

	—	(44,219,939.02)	(99,100,797.38)	—	—	—	—

Balance Sheet - March 31, 2004
	—	(44,219,939.02)	(99,100,797.38)	—	—	—